                                                                                                        EXHIBIT 4.3

                                              FORM OF TRUST AGREEMENT

                                     RESIDENTIAL ASSET SECURITIES CORPORATION
                                                     Company,

                                        [NAME OF CERTIFICATE ADMINISTRATOR]
                                             Certificate Administrator

                                                        and

                                                 [NAME OF TRUSTEE]
                                                      Trustee

                                          _______________________________

                                                  TRUST AGREEMENT
                                      Dated as of [          ;, 200  ]

                                         ________________________________

                                  Mortgage Asset-Backed Pass-Through Certificates
                                                Series [200   -    ]

                                                     ARTICLE I
                                                    DEFINITIONS

Section 1.01.         Defined Terms..............................................................................2

                                                    ARTICLE II
              CONVEYANCE OF THE UNDERLYING MORTGAGE SECURITIES; ORIGINAL ISSUANCE OF THE CERTIFICATES

                                                    ARTICLE III
                 ADMINISTRATION OF THE UNDERLYING AGENCY SECURITIES; REPORTS TO CERTIFICATEHOLDERS

                                                    ARTICLE IV
                                          PAYMENTS TO CERTIFICATEHOLDERS

                                                     ARTICLE V
                                                 THE CERTIFICATES

                                                    ARTICLE VI
                                   THE COMPANY AND THE CERTIFICATE ADMINISTRATOR

                                                    ARTICLE VII
                                                      DEFAULT

                                                   ARTICLE VIII
                                                    THE TRUSTEE

                                                    ARTICLE IX
                                                    TERMINATION

Section 9.01.         Termination...............................................................................38

Section 9.02.         Additional Termination Requirements.......................................................40

                                                     ARTICLE X
                                                 REMIC PROVISIONS

Section 10.01.        REMIC Administration......................................................................41

Section 10.02.        Certificate Administrator and Trustee Indemnification.....................................44

                                                    ARTICLE XI
                                             MISCELLANEOUS PROVISIONS

                                                    ARTICLE XII
                                           COMPLIANCE WITH REGULATION AB

Exhibit A-1.......Form of Class [A-1][A-2][A-3][S] Certificate
Exhibit A-2.......Form of Class R Certificate
Exhibit B-1.......Form of Transfer Affidavit and Agreement
Exhibit B-2.......Form of Transferor Certificate
Exhibit C.........Back-Up Certification of Trustee
Exhibit D.........Servicing Criteria

                  THIS TRUST AGREEMENT,  dated as of  [        1, 200   ], by and among Residential Asset
Securities  Corporation,  as the company  (together  with its permitted  successors  and assigns,  the  "Company"),
[             ]   (together   with  its  permitted   successors   and  assigns,   the   "Certificate
Administrator")  and  [          ],  as trustee  (together with its permitted  successors and assigns
(the "Trustee")).

                                               PRELIMINARY STATEMENT

                  The  Company  is the  owner of the  Underlying  Agency  Securities  being  conveyed  by it to the
Trustee for inclusion in the Trust Fund and has duly  authorized  the  execution and delivery of this  Agreement to provide for the sale and  conveyance to the Trustee of the  Underlying  Agency  Securities  and the issuance of the
Mortgage Asset-Backed  Pass-Through  Certificates,  Series [200 -   ], Class [A-1], Class [A-2], Class [A-3], Class
[S], and Class R (collectively,  the "Certificates"),  representing in the aggregate all of the "regular interests"
and "residual  interests" in the Trust Fund,  which  Certificates  are issuable as provided in this Agreement.  All covenants and agreements  made by the Company,  the  Certificate  Administrator  and the Trustee herein are for the benefit of the Holders of the  Certificates.  The Company and the Certificate  Administrator are entering into this
Agreement,  and the Trustee is  accepting  the trusts  created  hereby,  for good and valuable  consideration,  the receipt and sufficiency of which are hereby acknowledged.

                  The  Underlying  Agency  Securities  are  [GNMA]  [I] [II]  Certificates  and are  identified  as
[         ].  The Aggregate  Underlying  Certificate  Balance as of the Closing Date will be
$[         ].

                  The  following  table  sets  forth  the  designation,   Pass-Through   Rate,   aggregate  Initial
Certificate  Principal  Balance,  features,  Maturity  Date  and  initial  rating  for each  Class of  Certificates comprising the interests in the Trust Fund created hereunder.

                                     Aggregate
                 Pass-Through    Initial Principal                  Maturity                    Initial
  Designation         Rate            Balance         Features        Date                       Rating

                                                                                   [S&P]         [Fitch]     [Moody's]

Class [A-1]      [     ]%     $[     ]    Sequential

Class [A-2]      [     ]%     $[     ]    Sequential

Class [A-3]      [     ]%     $[     ]    Sequential/Accrual

Class [S]        [     ]%     $[     ]    Fixed Strip

Class R          [     ]%     $[     ]    Residual

                  In consideration of the premises and the mutual agreements herein  contained,  the Company,  the
Certificate Administrator and the Trustee agree as follows:

ARTICLE I

                                                    DEFINITIONS

Section 1.01......Defined Terms.

                  Whenever used in this Agreement,  the following words and phrases,  unless the context  otherwise requires, shall have the following meanings:

                  Accretion   Termination  Date:  With  respect  to  the  Class  [A-3]   Certificates,   the  first
Distribution  Date on which the  Certificate  Principal  Balances  of the  Class R,  Class  [A-1]  and Class  [A-2]
Certificates have been reduced to zero.

                  Accretion Amount:  As to any Distribution Date, the amount set forth in Section 4.01(b).

                  Accrued  Certificate  Interest:  With respect to each Distribution  Date, (a) as to each Class of
Certificates  (other than the Class [S]  Certificates),  one month's interest accrued on the Certificate  Principal
Balance of the  Certificates  of such Class at the related  Pass-Through  Rate and (b) in the case of the Class [S]
Certificates,  one month's  interest  accrued on the related  Notional  Amount at the  related  Pass-Through  Rate.
Accrued  Certificate  Interest  will be  calculated  on the basis of a 360-day  year  consisting  of twelve  30-day months.  In each case,  Accrued  Certificate  Interest on any Class of  Certificates  will be reduced by the amount
(to the extent such amount is allocated to the  Underlying  Agency  Securities)  of the following  shortfalls:  (i)
Prepayment  Interest  Shortfalls,  and  (ii)  any  other  interest  shortfalls,  including  interest  that  is  not collectible  from the Mortgagor  pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended;  with all such  reductions  allocated  among the  Certificates  in  proportion  to their  respective  amounts  of Accrued
Certificate Interest which would have resulted absent such reductions.

                  Affiliate:  An  "affiliate"  of, or Person  "affiliated"  with, a specified  Person,  is a Person that directly,  or indirectly through one or more intermediaries,  controls or is controlled by, or is under common control with, the Person specified.

                  Aggregate  Underlying  Certificate  Balance:  As of any date of  determination,  the aggregate of the  Underlying  Certificate  Balances  of all of the  Underlying  Agency  Securities  as of such  date.  As of the
Closing  Date,  the  Aggregate  Underlying   Certificate  Balance  was  $[       ],  after  giving  effect  to
distributions made thereon prior to the Closing Date.

                  Agreement:  This Trust Agreement together with all amendments hereof and supplements hereto.

                  Anticipated  Termination  Date:  Any  Distribution  Date on which the  Certificate  Administrator anticipates that the Trust Fund will be terminated pursuant to Section 9.01.

                  Available  Distribution  Amount: As of any Distribution  Date, the aggregate amount on deposit in the Certificate  Account as of such Distribution  Date, net of any portion thereof which represents amounts payable pursuant to clauses (ii) and (iii) of Section 3.04.

                  Business  Day:  Any day other than (i) a  Saturday  or a Sunday,  or (ii) a day on which  banking
institutions  in the State of New  York[,  the State of       ]  or the State of  [     ]  and such
other  state or  states  in which  the  Certificate  Account  or any  account  relating  to the  Underlying  Agency
Securities are required or authorized by law or executive order to be closed.

                  Certificate:  Any Class [A-1], Class [A-2], Class [A-3], Class [S] or Class R Certificate.

                  Certificate  Account:  The trust  account  or  accounts,  which  shall at all  times be  Eligible
Accounts,  created and  maintained by the Trustee  pursuant to Section  3.03.  Funds  deposited in the  Certificate
Account  shall be held in trust for the  Certificateholders  for the uses and  purposes  set forth in  Article  III hereof.

                  Certificate  Administrator:  [____________] or its successor in interest,  solely in its capacity as  certificate  administrator  under this  Agreement,  or any  successor  certificate  administrator  appointed as provided herein.

                  Certificateholder  or  Holder:  The  Person in whose  name a  Certificate  is  registered  in the
Certificate  Register,  except that neither a Disqualified  Organization nor a Non-United  States Person shall be a
Holder of a Class R  Certificate  for any  purpose  hereof.  Solely  for the  purpose  of  giving  any  consent  or exercising any Voting Rights  pursuant to this Agreement,  any  Certificate  registered in the name of the Company, the  Certificate  Administrator  or any Affiliate of either of them shall be deemed not to be  Outstanding  and the
Percentage  Interest or Voting Rights evidenced thereby shall not be taken into account in determining  whether the requisite  amount of Percentage  Interests or Voting  Rights  necessary to effect any such consent or direction has been obtained.

                  Certificate  Principal  Balance:  With  respect  to each  Certificate  (other  than the Class [S]
Certificates),  on any date of determination,  an amount equal to (i) the Initial Certificate  Principal Balance of such  Certificate  as  specified on the face  thereof  plus (ii) in the case of the Class [A-3]  Certificates,  all
Accrued  Certificate  Interest added to the Certificate  Principal Balances thereof on each Distribution Date on or prior to the  Accretion  Termination  Date  pursuant to Section  4.01(b),  minus (iii) the aggregate of all amounts previously  distributed  with respect to such Certificate and applied to reduce the Certificate  Principal  Balance thereof pursuant to Section 4.01.  The Class [S] Certificates have no Certificate Principal Balance.

                  Certificate  Registrar  and  Certificate  Register:  The  registrar  appointed  and the  register maintained pursuant to Section 5.02.

                  Class:  Collectively, all of the Certificates bearing the same designation.

                  Class [A-1]  Certificate:  Any one of the Class [A-1]  Certificates,  executed by the Trustee and authenticated  by the  Certificate  Registrar,  substantially  in the  form  annexed  hereto  as  Exhibit  A-1  and evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

                  Class [A-2]  Certificate:  Any one of the Class [A-2]  Certificates,  executed by the Trustee and authenticated  by the  Certificate  Registrar,  substantially  in the  form  annexed  hereto  as  Exhibit  A-1  and evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

                  Class [A-3]  Certificate:  Any one of the Class [A-3]  Certificates,  executed by the Trustee and authenticated  by the  Certificate  Registrar,  substantially  in the  form  annexed  hereto  as  Exhibit  A-1  and evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

                  Class  R  Certificate:  Any  one of the  Class  R  Certificates,  executed  by  the  Trustee  and authenticated  by  the  Certificate  Registrar,  substantially  in the  form  annexed  hereto  as  Exhibit A-2  and evidencing an interest designated as a "residual interest" in the REMIC for purposes of the REMIC Provisions.

                  Class [S]  Certificate:  Any one of the Class  [S]  Certificates,  executed  by the  Trustee  and authenticated  by the  Certificate  Registrar,  substantially  in the  form  annexed  hereto  as  Exhibit  A-1  and evidencing an interest designated as a "regular interest" in the REMIC for purposes of the REMIC Provisions.

                  Closing Date: [          , 200 ].

                  Code:  The Internal Revenue Code of 1986.

                  Commission:  The Securities and Exchange Commission.

                  Corporate  Trust  Office:  The  principal  corporate  trust office of the Trustee in the State of
New York at which at any  particular  time its corporate  trust  business with respect to this  Agreement  shall be
administered,   which   office   at   the   date   of   the   execution   of   this   Agreement   is   located   at
[           ].

                  Disqualified  Organization:  Any of the following:  (i) the United States, any State or political subdivision  thereof,  any  possession  of the  United  States,  or any  agency  or  instrumentality  of any of the foregoing  (other than an  instrumentality  which is a corporation if all of its activities are subject to tax and, except for the FHLMC,  a majority of its board of  directors  is not selected by such  governmental  unit),  (ii) a foreign  government,  any international  organization,  or any agency or  instrumentality  of any of the foregoing,
(iii) any  organization  (other than certain farmers'  cooperatives  described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code  (unless  such  organization  is subject to the tax imposed by
Section 511 of the Code on unrelated  business  taxable  income),  (iv) rural  electric and telephone  cooperatives described in Section  1381(a)(2)(C)  of the Code and (v) any other Person so  designated  by the Trustee based upon an Opinion of Counsel that the holding of an Ownership  Interest in a Class R Certificate  by such Person may cause
Trust Fund or any Person  having an Ownership  Interest in any Class of  Certificates,  other than such Person,  to incur a  liability  for any  federal tax  imposed  under the Code that would not  otherwise  be imposed but for the
Transfer of an Ownership  Interest in a Class R  Certificate  to such Person.  The terms "United  States",  "State"
and  "international  organization"  shall  have the  meanings  set forth in Section  7701 of the Code or  successor provisions.

                  Distribution  Date:  The third  Business Day  following  each  Underlying  Security  Distribution
Date, commencing with the Distribution Date on [          , 200 ].

                  Eligible  Account:  An account that is any of the  following:  (i)  maintained  with a depository institution  the debt  obligations of which have been rated by the Rating Agency in its highest  rating  available,
(ii) an account or accounts in a depository  institution  in which such  accounts  are fully  insured to the limits established  by the FDIC,  provided that any such deposits not so insured  shall,  to the extent  acceptable to the
Rating Agency,  as evidenced in writing,  be maintained such that (as evidenced by an Opinion of Counsel  delivered to the Trustee and the Rating  Agency) the  registered  Holders of  Certificates  have a claim with  respect to the funds in such account or a perfected  first security  interest  against any  collateral  (which shall be limited to
Permitted  Investments)  securing such funds that is superior to claims of any other depositors or creditors of the depository  institution with which such account is maintained,  (iii) a trust account or accounts maintained in the
corporate  trust  department  of  [         ],  or (iv) an account or accounts  of a  depository
institution  acceptable  to the Rating  Agency (as  evidenced in writing by the Rating  Agency that use of any such account as the Certificate  Account will not reduce the rating  assigned to the  Certificates by such Rating Agency below the lower of the  then-current  rating or the rating assigned to such  Certificates as of the Closing Date by such Rating Agency).

                  ERISA:  The Employment Retirement Income Security Act of 1974, as amended.

                  Event of Default:  As defined in Section 7.01.

                  Exchange Act:  The Securities and Exchange Act of 1934, as amended.

                  [GNMA Issuer:  Any one of the mortgage banking companies or other financial  concerns approved by
GNMA that has issued and is servicing an Underlying Agency Security.]

                  Independent:  When used with respect to any  specified  Person,  such a Person who (i) is in fact independent of the Company,  the Certificate  Administrator and the Trustee,  or any Affiliate  thereof,  (ii) does not have any direct  financial  interest in the Company,  the  Certificate  Administrator  and the Trustee,  or any
Affiliate thereof,  and (iii) is not connected with the Company,  the Certificate  Administrator and the Trustee as
an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

                  Initial  Certificate  Principal  Balance:  With respect to each  Certificate  (other than a Class
[S] Certificate)  the initial  Certificate  Principal  Balance of such Certificate as specified on the face thereof as of the Closing Date.

                  Maturity   Date:   The  latest   possible   maturity   date,   solely  for  purposes  of  Section
1.860G-1(a)(4)(iii)  of the  Treasury  regulations,  by which the  Certificate  Principal  Balance of each Class of
Certificates  representing  a  regular  interest  in the  REMIC  would  be  reduced  to  zero,  which  shall be the
Distribution  Date  immediately  following  the  latest  stated  maturity  date  of any of  the  Underlying  Agency
Securities.

                  Mortgage  Loans:  With respect to any  Underlying  Agency  Security,  the mortgage loans in which such Underlying Agency Security evidence a beneficial ownership interest.

                  Non-United States Person:  Any Person other than a United States Person.

                  Notice of Final  Distribution:  With respect to any Underlying Agency Security,  the notice to be provided  pursuant  to the  Trustee  as  holder  of such  Underlying  Agency  Security  to the  effect  that  final distribution on such Underlying Agency Security shall be made only upon presentation and surrender thereof.

                  Notice  of   Termination:   Any  of  the  notices  given  to  the  Trustee  by  the   Certificate
Administrator pursuant to Section 9.01(b).

                  Notional Amount:  As of any Distribution  Date, with respect to the Class [S]  Certificates,  the
Aggregate  Underlying  Certificate Balance  immediately prior to the most recent Underlying  Security  Distribution
Date.

                  Officer's  Certificate:   A  certificate  signed  by  the  President,  Chief  Financial  Officer,
Treasurer,  any Vice  President,  Secretary  or any  other  officer  authorized  by the board of  directors  of the
Company, the Certificate Administrator or the Trustee, as required by this Agreement.

                  Opinion of  Counsel:  A written  opinion of  counsel,  who may be counsel  for the Company or the
Certificate  Administrator,  which  opinion is  reasonably  acceptable  to the Trustee;  except that any opinion of counsel relating to (i) the  qualification  of any account required to be maintained  pursuant to this Agreement as an  Eligible  Account  or (ii) the  qualification  of the  Trust  Fund as a REMIC  or  compliance  with  the  REMIC
Provisions, must be an opinion of Independent counsel.

                  Outstanding:  With  respect  to  the  Certificates,   as  of  the  date  of  determination,   all
Certificates  previously  executed and delivered under this Agreement except (i) Certificates  previously  canceled by the Trustee or  delivered to the Trustee for  cancellation;  and (ii)  Certificates  in exchange for which or in lieu of which other Certificates have been executed and delivered pursuant to this Agreement.

                  Ownership  Interest:  As  to  any  Certificate,  any  ownership  or  security  interest  in  such
Certificate,  including any interest in such  Certificate  as the Holder  thereof and any other  interest  therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

                  Pass-Through  Rate:  With respect to each Class of  Certificates,  the  respective per annum rate set forth in the Preliminary Statement hereto.

                  Paying Agent:  Any Paying Agent appointed by the Trustee.

                  Percentage  Interest:  With respect to a  Certificate  (other than a Class [S]  Certificate  or a
Class R  Certificate),  the  undivided  percentage  ownership  interest  in the  related  Class  evidenced  by such
Certificate,  which  percentage  ownership  interest shall be equal to the Initial  Certificate  Principal  Balance thereof  divided by the aggregate  Initial  Certificate  Principal  Balance of all of the  Certificates of the same
Class.  With respect to a Class [S] Certificate or Class R Certificate,  the interest in  distributions  to be made with  respect  to  such  Class  evidenced  thereby,  expressed  as a  percentage,  as  stated  on the  face of such
Certificate.

                  Permitted Investments:  One or more of the following:

(i)      obligations  of, or  guaranteed  as to  principal  and  interest  by, the  United  States or any agency or instrumentality  thereof  when such  obligations  are  backed by the full  faith and  credit of the United
         States;

(ii)     repurchase  agreements  on  obligations  specified in clause (i) maturing not more than one month from the date of acquisition thereof,  provided that the unsecured  obligations of the party agreeing to repurchase such obligations are at the time rated by the Rating Agency in its highest short-term rating available;

(iii)    federal funds,  certificates of deposit,  demand deposits,  time deposits and bankers'  acceptances (which shall each have an original  maturity  of not more than 90 days and, in the case of bankers'  acceptances, shall in no event have an original  maturity  of more than 365 days or a  remaining  maturity of more than
         30 days)  denominated  in United  States  dollars  of any U.S.  depository  institution  or trust  company incorporated  under the laws of the  United  States or any state  thereof or of any  domestic  branch of a foreign  depository  institution or trust company;  provided that the debt  obligations of such depository institution  or trust  company  (or,  if the only  Rating  Agency is  Standard&Poor's in the case of the principal  depository  institution in a depository  institution  holding company,  debt obligations of the depository  institution  holding company) at the date of acquisition thereof have been rated by the Rating
         Agency in its highest  short-term  rating  available;  and provided further that if the only Rating Agency is Standard&Poor's and if the  depository or trust  company is a principal  subsidiary of a bank holding company and the debt  obligations  of such  subsidiary  are not separately  rated,  the applicable  rating shall be that of the bank holding  company;  and provided  further that, if the original  maturity of such short-term  obligations of a domestic  branch of a foreign  depository  institution or trust company shall exceed 30 days,  the  short-term  rating of such  institution  shall be A-1+ if  Standard &Poor's is the
         Rating Agency;

(iv)     commercial  paper (having original  maturities of not more than 365 days) of any corporation  incorporated under the laws of the United States or any state thereof which on the date of  acquisition  has been rated by the Rating Agency in its highest  short-term  rating  available;  provided that such  commercial  paper shall have a remaining maturity of not more than 30 days;

(v)      a money  market  fund or  qualified  investment  fund rated by the  Rating  Agency in its  highest  rating available; and

(vi)     other  obligations  or  securities  that are  acceptable  to the Rating  Agency as a Permitted  Investment hereunder  and will not reduce the rating  assigned to the  Certificates  by such Rating  Agency below the lower of the  then-current  rating or the rating  assigned to the  Certificates  as of the Closing Date by such Rating Agency, as evidenced in writing;  provided,  however,  that no instrument shall be a Permitted
         Investment if it  represents,  either (1) the right to receive only interest  payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest  payments  derived from obligations  underlying  such  instrument  and the  principal  payments  with  respect to such  instrument provide  a yield to  maturity  greater  than  120% of the  yield  to  maturity  at par of such  underlying obligations.  References  herein to the highest  rating  available on unsecured  long-term debt shall mean
         Aaa in the case of  Moody's  Investors  Service,  Inc.,  AAA in the case of  Standard &Poor's  and Fitch
         Investors  Service,  Inc. and in the case of any other Rating  Agency shall mean such ratings  without any plus or minus,  and references  herein to the highest rating  available on unsecured  commercial paper and short-term debt  obligations  shall mean P-1 in the case of Moody's  Investors  Service,  Inc., A-1 in the case of Standard&Poor's and either A-1 by Standard&Poor's, P-1 by Moody's Investors  Service,  Inc. or
         F-1 by Fitch Investors Service, Inc. in the case of Fitch Investors Service, Inc.

                  Permitted  Transferee:  Any  Transferee  of a  Class R  Certificate,  other  than a  Disqualified
Organization or a Non-United States Person.

                  Person:  Any  individual,  corporation,  partnership,  joint  venture,  association,  joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  Prepayment  Assumption:  A prepayment  assumption of [  ]% of the standard prepayment  assumption used for  determining the accrual of original issue discount and market  discount on the  Certificates  for federal income tax purposes.  The standard  prepayment  assumption  assumes a constant rate of prepayment of mortgage loans of [  ]% per annum of the  outstanding  principal  balance of such mortgage loans in the first month of life of the mortgage loans,  increasing by an additional  [  ]% per annum in each succeeding  month until the thirtieth  month, and a constant [  ]% per annum rate of prepayment thereafter for the life of the mortgage loans.

                  Principal  Distribution  Amount:  With  respect  to any  Distribution  Date,  the  sum of (i) the aggregate of the Underlying  Certificate  Principal  Distribution Amount for the immediately  preceding  Underlying
Security  Distribution  Date,  plus any amounts  received as described in Section  3.03(a)(ii)  since the preceding
Distribution  Date to the extent  allocated to principal of one or more Underlying  Agency  Securities and (ii) the
Accretion Amount.

                  Rating  Agencies:  [______________________]  and  [______________________].  If  an  agency  or a successor is no longer in existence,  "Rating  Agency"  shall include such  statistical  credit rating  agency,  or other comparable Person,  designated by the Company,  notice of which designation shall be given to the Trustee and the Certificate Administrator.

                  Record Date:  With respect to any  Distribution  Date,  other than the first  Distribution  Date, the last Business Day of the month preceding the month in which the Underlying  Security  Distribution  Date on the
Underlying Agency Securities occurs and with respect to the first Distribution Date, the Closing Date.

                  Reference Date:  [___________ 1, 200  ].

                  Regular Certificates:  Any of the Certificates other than the Class R Certificates.

                  Regulation  AB:  Subpart  229.1100  -  Asset  Backed   Securities   (Regulation  AB),  17  C.F.R.
§§229.1100-229.1123,  as  such  may  be  amended  from  time  to  time,  and  subject  to  such  clarification  and interpretation  as  have  been  provided  by the  Commission  in the  adopting  release  (Asset-Backed  Securities,
Securities  Act  Release  No.  33-8518,  70 Fed.  Reg.  1,506,  1,531  (January  7,  2005))  or by the staff of the
Commission, or as may be provided by the Commission or its staff from time to time.

                  REMIC:  A "real estate  mortgage  investment  conduit"  within the meaning of Section 860D of the
Code.

                  REMIC  Provisions:  Provisions of the federal income tax law relating to REMICs,  which appear at
Sections  860A through 860G of  Subchapter M of Chapter 1 of the Code,  and related  provisions,  and temporary and final  regulations  (or,  to the  extent  not  inconsistent  with such  temporary  or final  regulations,  proposed regulations) and published rulings,  notices and announcements  promulgated thereunder,  as the foregoing may be in effect from time to time.

                  Residual Certificate:  Any one of the Class R Certificates.

                  Responsible  Officer:  When  used  with  respect  to the  Trustee,  any  officer  of the  Trustee employed  in its  corporate  trust  department,  including  any Senior  Vice  President,  any Vice  President,  any
Assistant  Vice  President,  any Assistant  Secretary,  any Trust  Officer or Assistant  Trust Officer or Assistant
Trust Officer, or any other officer of the Trustee customarily  performing  functions similar to those performed by any of the above  designated  officers to whom,  with respect to a particular  matter arising under this Agreement, such matter is referred.

                  Securitization  Transaction:  Any  transaction  involving  a sale or other  transfer  of mortgage loans or securities  backed by mortgage loans  directly or indirectly to an issuing in connection  with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities.

                  Servicing  Criteria:  The  "servicing  criteria" set forth in Item 1122(d) of  Regulation  AB, as such may be amended from time to time.

                  Servicing  Fee:  With  respect  to  any  Distribution  Date,  the  fee  payable  monthly  to  the
Certificate  Administrator  in respect  of its  compensation  hereunder  that  accrues  at an annual  rate equal to
[____]% on the Aggregate Underlying  Certificate Balance as in effect immediately prior to the preceding Underlying
Security Distribution Date.

                  Servicing  Officer:  Any officer of the  Certificate  Administrator  involved in, or  responsible for, the  administration  and  servicing of the Trust Fund whose name and  specimen  signature  appear on a list of servicing  officers furnished to the Trustee by the Certificate  Administrator,  as such list may from time to time be amended.

                  Standard&Poor's:  Standard&Poor's Ratings Group or its successor in interest.

                  Tax Returns:  The federal  income tax return on Internal  Revenue  Service Form 1066,  U.S.  Real
Estate Mortgage  Investment Conduit Income Tax Return,  including Schedule Q thereto,  Quarterly Notice to Residual
Interest Holders of REMIC Taxable Income or Net Loss  Allocation,  or any successor forms, to be filed on behalf of the Trust Fund due to its  classification  as a REMIC under the REMIC  Provisions,  together with any and all other information,  reports or returns that may be required to be furnished to the  Certificateholders  or filed with the
Internal Revenue Service or any other  governmental  taxing  authority under any applicable  provisions of federal, state or local tax laws.

                  Termination  Date:  The  Distribution  Date on which the Trust  Fund is  terminated  pursuant  to
Section 9.01.

                  Trust  Fund:  The corpus of the trust  created  by and to be  administered  under this  Agreement consisting of: (i) the Underlying  Agency  Securities,  (ii) all  distributions  thereon  payable after the Closing
Date and (iii) the  Certificate  Account and such assets that are  deposited  therein  from time to time,  together with any and all income, proceeds and payments with respect thereto.

                  Trustee:  [_____________________],  a [national  bank] [[state bank] [trust  company]  [organized under the laws of [______]] or its successor in interest, or any successor trustee appointed as herein provided.

                  Trustee Information:  As specified in Section 12.05(a)(i)(A).

                  Underlying Agency Security:  Any of the [GNMA] [I] [II]  Certificates  transferred to the Trustee by the Company  pursuant to Section  2.01 to be held as a part of the Trust Fund,  as more fully  described  in the
Preliminary Statement hereto.

                  Underlying  Agency  Securityholder:  The  registered  holder of any  Underlying  Agency  Security which,  following the execution and delivery of this Agreement by the parties hereto,  shall be the Trustee for the benefit of the Certificateholders.

                  Underlying  Certificate  Balance:  With  respect to any  Underlying  Agency  Security,  as of any
Underlying  Security  Distribution  Date  (following  all  distributions  to be made with respect to the Underlying
Agency Security on such Underlying  Security  Distribution  Date), and as of any date of  determination  thereafter until the next succeeding  Underlying  Security  Distribution Date, the principal balance of such Underlying Agency
Security as set forth in, or calculated  in accordance  with the terms of such  Underlying  Agency  Security on the basis  of,  the  Underlying  Security  Distribution  Date  Statement  sent  to the  Trustee  as  Underlying  Agency
Securityholder relating to such Underlying Security Distribution Date.

                  Underlying  Certificate  Principal  Distribution  Amount:  With respect to any Distribution Date, the aggregate  amount  actually  distributed  on the  Underlying  Agency  Securities on the  immediately  preceding
Underlying  Security  Distribution  Date and  identified  as applied to reduce the related  Underlying  Certificate
Balance in the respective Underlying Security Distribution Date Statement.

                  Underlying  Certificate  Rate: With respect to any Underlying  Agency Security and any Underlying
Security  Distribution  Date, the rate per annum at which interest  payable with respect to such Underlying  Agency
Security on such Underlying Security Distribution Date accrued.

                  Underlying  Security  Distribution  Date:  With respect to any Underlying  Agency  Security,  the
"Distribution Date", as such term is defined on such Underlying Agency Security.

                  Underlying  Security  Distribution  Date  Statement:   With  respect  to  any  Underlying  Agency
Security and any Underlying  Security  Distribution  Date, the monthly  remittance  report  forwarded to the holder thereof with respect to such Underlying Security Distribution Date pursuant to such Underlying Agency Security.

                  United States  Person:  A citizen or resident of the United States,  a  corporation,  partnership or other  entity  created or organized  in, or under the laws of, the United  States or any  political  subdivision thereof,  or an estate or trust whose income from sources  without the United  States is includible in gross income for  United  States  federal  income tax  purposes  regardless  of its  connection  with the  conduct of a trade or business  within the United  States.  The term "United  States" shall have the meaning set forth in Section 7701 of the Code or successor provisions.

                  Voting  Rights:  The portion of the voting rights of all  Certificates  which is allocated to any
Certificate.  For so long as the related Classes of Certificates remain  outstanding,  [    ]% of all of the Voting
Rights shall be allocated among all Holders of the Class [A-1]  Certificates,  Class [A-2]  Certificates  and Class
[A-3] Certificates in proportion to their  then-outstanding  Certificate Principal Balances; and [  ]% and [  ]% of
the Voting Rights shall be allocated among the Class [S] and Class R Certificates,  respectively,  in proportion to the Percentage Interests evidenced by their respective Certificates.

ARTICLE II

                                           CONVEYANCE OF THE UNDERLYING
                            MORTGAGE SECURITIES; ORIGINAL ISSUANCE OF THE CERTIFICATES

Section 2.01.     Conveyance of the Underlying Agency Securities.

                  The Company,  concurrently  with the execution and delivery hereof,  does hereby sell,  transfer,
assign,   set-over  and   otherwise   convey  to  the  Trustee,   in  trust,   for  the  use  and  benefit  of  the
Certificateholders,  without  recourse,  all the right,  title and interest of the Company in and to the Underlying
Agency  Securities  and  all  other  assets  constituting  the  Trust  Fund.  Such  assignment  includes,   without
limitation, all amounts payable to and all rights of the Underlying Agency Securityholders after the Closing Date.

                  In  connection  with such  transfer  and  assignment,  the Company  does  hereby  deliver to, and deposit with,  the Trustee each of the  Underlying  Agency  Securities,  together  with the following  documents or instruments relating to each Underlying Agency Security:

(i)      a duly issued and  authenticated  certificate for each  Underlying  Agency  Security,  each evidencing the entire  interest in such [series and class] and  registered in the name of "[Name of Trustee],  as trustee
         under the Trust Agreement relating to Residential Asset Securities Corporation, Series [200 -    ]"; and

(ii)     copies of the most recent  Underlying  Security  Distribution  Date Statements,  if any,  delivered to the related Underlying Agency Securityholder with respect to such Underlying Agency Security.

                  The transfer of the  Underlying  Agency  Securities and all other assets  constituting  the Trust
Fund is absolute  and is intended by the parties  hereto as a sale by the Company to the Trustee of the  Underlying
Agency  Securities  for the benefit of the  Certificateholders.  Except as  provided  in Sections  3.02(b) and 9.01 hereof,  the Trustee  shall not  assign,  sell,  dispose of or  transfer  any  interest  in the  Underlying  Agency
Securities or any other asset  constituting the Trust Fund or permit the Underlying  Agency Securities or any other asset  constituting the Trust Fund to be subjected to any lien,  claim or encumbrance  arising by, through or under the Trustee or any Person claiming by, through or under the Trustee.

Section 2.02.     Acceptance by Trustee.

                  The Trustee  hereby  acknowledges  receipt of the  documents  referred to in Section  2.01(i) and
(ii) above and declares that it holds and will hold the Underlying  Agency  Securities and such other documents and instruments  delivered to it with respect to the Underlying  Agency  Securities in trust for the use and benefit of all present and future  Certificateholders.  Upon delivery of any document or  instrument  relating to a Underlying
Agency  Security by the Company or the Certificate  Administrator,  the Trustee shall  acknowledge  receipt of such documents.

Section 2.03.     Execution and Authentication of Certificates.

                  Concurrently  with the transfer and delivery of the Underlying  Agency Securities and all related documents and  instruments,  the Trustee has executed,  authenticated  and  delivered,  to or upon the order of the
Company,  the  Certificates  duly executed and  authenticated  by the Trustee in authorized  Percentage  Interests, registered in such names as the Company has requested.

ARTICLE III

                                ADMINISTRATION OF THE UNDERLYING AGENCY SECURITIES;
                                           REPORTS TO CERTIFICATEHOLDERS

Section 3.01.     Administration of the Trust Fund and the Underlying Agency Securities.

(a)      If at any time the Trustee,  as Underlying  Agency  Securityholder,  is requested in such capacity to take any action or to give any  consent,  approval  or waiver,  or if an Event of Default as defined  under the terms of the Underlying Agency Security occurs, the Trustee, in its capacity as Underlying Agency  Securityholder,  may take such action in connection  with the  enforcement  of any rights and remedies  available to it in such capacity with respect thereto and only in accordance with the written  directions of Holders of Certificates  evidencing at least
51% of the Voting Rights.  The Trustee shall promptly notify all of the Certificateholders of any such request.

(b)      The holders of the Class R  Certificates  shall pay in  proportion  to their  ownership  interests in such
Class R Certificates  any taxes imposed on the Trust Fund resulting from the Certificate  Administrator's  exercise of any option to  repurchase  any of the  Underlying  Agency  Securities  in  accordance  with the  Assignment  and
Assumption Agreement.

Section 3.02.     Collection of Monies.

(a)      In connection  with its receipt of any  distribution  on a Underlying  Agency  Security on any  Underlying
Security  Distribution  Date,  the Trustee shall review the  Underlying  Security  Distribution  Date Statement and
shall  confirm that the  information  contained  therein is  arithmetically  correct.  If (i) the Trustee shall not have received a distribution  on any Underlying  Agency Security by the close of business on the date on which such distribution  was to be received by the Trustee,  the Trustee shall notify the  Certificate  Administrator  if such distribution  shall not have been  received by the  Trustee  one  Business  Day  following  such notice or (ii) the
Trustee  shall gain  actual  knowledge  of any event of  default  under and as  defined  in any  Underlying  Agency
Security,  the Trustee shall promptly  notify the Certificate  Administrator  and the  Certificateholders  and such parties shall proceed in accordance with the terms and conditions of Section 3.01(a).

(b)      Except as otherwise  provided in Section  9.01,  upon its receipt of a Notice of Final  Distribution,  the
Trustee shall present and surrender the  applicable  Underlying  Agency  Security to which such notice  applies for final payment  thereon in accordance  with the terms and  conditions of such  Underlying  Agency  Security and such
Notice  of  Final  Distribution.  The  Trustee  shall  promptly  deposit  in  the  Certificate  Account  the  final distribution received upon presentation and surrender of such Underlying Agency Security.

Section 3.03.     Establishment of Certificate Account; Deposits in Certificate Account.

(a)      The  Trustee,  for the  benefit  of the  Certificateholders,  shall  establish  and  maintain  one or more accounts  (collectively,  the "Certificate Account"),  each of which shall be an Eligible Account,  entitled "[Name of  Trustee],  in  trust  for  the  registered  holders  of  Residential  Asset  Securities  Corporation,  Mortgage
Asset-Backed  Pass-Through  Certificates,  Series [200  -  ]",  held in trust by the Trustee for the benefit of the
Certificateholders.  The Trustee shall cause the following  payments and  collections  in respect of the Underlying
Agency Securities to be deposited directly into the Certificate Account:

(i)      all distributions received on the Underlying Agency Securities subsequent to the Closing Date;

(ii)     any amounts received in connection with the sale of the Underlying Agency  Securities  pursuant to Section
         9.01 in  accordance  with a plan of complete  liquidation  of the Trust Fund meeting the  requirements  of
         Section  860F(a)(4)A  of the Code [, or in  connection  with any optional  repurchase  by the  Certificate
         Administrator or any GNMA Issuer of any Underlying Agency Security]; and

(iii)    any other amounts specifically required to be deposited in the Certificate Account hereunder.

                  The foregoing requirements for deposit in the Certificate Account shall be exclusive.

(b)      Funds in the Certificate  Account shall be invested by the Trustee in Permitted  Investments in accordance with the  provisions  set forth in Section  4.04.  The Trustee shall give notice to the  Certificate  Administrator and the Company of the  location of each  Certificate  Account upon  establishment  thereof and prior to any change thereof.

Section 3.04.     Permitted Withdrawals From the Certificate Account.

                  The  Trustee  shall  from  time to time  withdraw  funds  from the  Certificate  Account  for the following purposes:

(i)      to make distributions in the amounts and in the manner provided for in Section 4.01;

(ii)     to pay to the  Certificate  Administrator  on each  Distribution  Date, as  compensation  for its services hereunder, the Servicing Fee plus any investment income on amounts in the Certificate Account;

(iii)    to reimburse the Company or the Certificate  Administrator  for expenses  incurred by and  reimbursable to the Company or the Certificate  Administrator  pursuant to Section 6.03,  Sections  10.01(c) and (g) or as otherwise permitted under this Agreement; and

(iv)     to clear and terminate the Certificate Account upon the termination of this Agreement.

                  On each  Distribution  Date,  the Trustee shall withdraw all funds from the  Certificate  Account and shall use such funds  withdrawn from the  Certificate  Account only for the purposes  described in this Section
3.04 and in Section 4.01.

Section 3.05.     Annual Statement as to Compliance.

                  The  Certificate  Administrator  will  deliver to the  Company  and the  Trustee on or before the earlier of (a) March 31 of each year, or (b) with respect to any calendar  year during which the  Company's  annual report on Form 10-K is required to be filed in accordance  with the Exchange Act and the rules and  regulations  of the  Commission,  the date on which the annual report on Form 10-K is required to be filed in  accordance  with the
Exchange Act and the rules and  regulations of the  Commission,  a servicer  compliance  certificate,  signed by an authorized  officer of the  Certificate  Administrator,  as described in Item 1123 of Regulation  AB, to the effect that:

                  (i)      A review of the Certificate  Administrator's  activities during the reporting period and of its performance under this Agreement has been made under such officer's supervision.

                  (ii)     To the  best  of  such  officer's  knowledge,  based  on such  review,  the  Certificate
Administrator  has fulfilled all of its obligations under this Agreement in all materials  respects  throughout the reporting  period  or, if there  has been a  failure  to  fulfill  any such  obligation  in any  material  respect, specifying each such failure known to such officer and the nature and status thereof.

                  The  Certificate  Administrator  shall use  commercially  reasonable  efforts to obtain  from all other parties  participating in the servicing  function any additional  certifications  required under Item 1123 of
Regulation AB to the extent  required to be included in a Report on Form 10-K;  provided,  however,  that a failure to obtain such  certifications  shall not be a breach of the Certificate  Administrator's  duties  hereunder if any such party fails to deliver such a certification.

Section 3.06.     Annual Independent Public Accountants' Servicing Report.

                  On or before the earlier of (a) March 31 of each year,  or (b) with respect to any calendar  year during which the Company's  annual report on Form 10-K is required to be filed in accordance  with the Exchange Act and the rules and  regulations  of the  Commission,  the date on which the annual report is required to be filed in accordance  with the Exchange Act and the rules and regulations of the  Commission,  the Certificate  Administrator
at its expense  shall  cause a firm of  independent  public  accountants,  which  shall be members of the  American
Institute  of  Certified  Public  Accountants,  to furnish a report to the Company and the Trustee the  attestation required under Item 1122(b) of Regulation AB.

Section 3.07.     Rights of the Company in Respect of the Certificate Administrator.

                  The Certificate  Administrator  shall afford the Company,  upon reasonable notice,  during normal business  hours access to all records  maintained  by the  Certificate  Administrator  in respect of its rights and obligations  hereunder and access to officers of the Certificate  Administrator  responsible for such  obligations.
Upon request,  the Certificate  Administrator  shall furnish the Company with its most recent financial  statements and such other information as the Certificate  Administrator  possesses regarding its business,  affairs,  property and  condition,  financial or otherwise.  The  Certificate  Administrator  shall also cooperate with all reasonable requests  for  information  including,  but not limited  to,  notices and copies of files,  regarding  itself,  the
Underlying  Agency  Securities  or the  Certificates  from any Person or Persons  identified  by the Company or the
Certificate  Administrator.  The Company may, but is not obligated to, enforce the  obligations of the  Certificate
Administrator  hereunder and may, but is not obligated to, perform,  or cause a designee to perform,  any defaulted obligation  of the  Certificate  Administrator  hereunder or exercise the rights of the  Certificate  Administrator hereunder;  provided that the Certificate  Administrator shall not be relieved of any of its obligations  hereunder by virtue of such  performance  by the Company or its designee.  The Company shall not have any  responsibility  or liability for any action or failure to act by the Certificate  Administrator  and is not obligated to supervise the performance of the Certificate Administrator under this Agreement or otherwise.

ARTICLE IV

                                          PAYMENTS TO CERTIFICATEHOLDERS

Section 4.01.     Distributions.

(a)      On the Business Day prior to each Distribution Date, the Certificate  Administrator  shall provide written notice to the Trustee  indicating  the amount of Accrued  Certificate  Interest on each Class of the  Certificates, and the  Principal  Distribution  Amount  and the  allocation  thereof  to each  Class  of  Certificates,  for such
Distribution  Date. On each  Distribution  Date, the Trustee shall withdraw from the Certificate  Account all funds then on deposit,  and the Trustee or the Paying Agent  appointed by the Trustee shall  distribute to the Holders of each respective Class of Certificates,  from such Available  Distribution  Amount,  the following  amounts,  in the following order of priority, in each case to the extent of the Available Distribution Amount:

(i)      first,  concurrently  to the Class [A-1]  Certificateholders,  Class [A-2]  Certificateholders,  Class [S]
         Certificateholders  and Class R  Certificateholders  on a pro rata basis based on the Accrued  Certificate
         Interest payable  thereon,  Accrued  Certificate  Interest on such Class of Certificates as applicable for such Distribution  Date, plus any Accrued  Certificate  Interest thereon remaining unpaid for any previous
         Distribution Date;

(ii)     second,  an amount equal to the Principal  Distribution  Amount shall be  distributed  in reduction of the
         Certificate Principal Balances of the Classes set forth below as follows:

(A)      first, to the Class R Certificates, until the Certificate Principal Balance thereof is reduced to zero;

(B)      second,  to the Class [A-1]  Certificates,  until the Certificate  Principal Balance thereof is reduced to zero; and

(C)      third,  to the Class [A-2]  Certificates,  until the Certificate  Principal  Balance thereof is reduced to zero;

(iii)    third,  to  the  Class  [A-3]  Certificateholders,   Accrued  Certificate  Interest  on  such  Classes  of
         Certificates as applicable for such  Distribution  Date,  plus any Accrued  Certificate  Interest  thereon remaining  unpaid from any  previous  Distribution  Date (to the extent such  unpaid  Accrued  Certificate
         Interest does not constitute an Accretion Amount);

(iv)     fourth, an amount equal to the Principal  Distribution  Amount remaining after the distribution  described in clause (ii) above shall be distributed in reduction of the Certificate  Principal  Balance of the Class
         [A-3] Certificates, until the Certificate Principal Balance thereof is reduced to zero;

provided,  that if such Distribution Date is on or prior to the Accretion  Termination Date, no distribution  shall be made  pursuant  to  clause  (iii)  above to the  Class  [A-3]  Certificateholders  to the  extent  that  Accrued
Certificate  Interest is not then payable in  accordance  with Section  4.01(b);  and  provided  further,  that the amount available for interest  distributions on the Certificates on any Distribution  Date as described above shall not exceed the aggregate  amount  distributed  on the  Underlying  Agency  Securities  on the preceding  Underlying
Security  Distribution  Date in respect of interest,  reduced by the Servicing Fee; and provided  further,  that no such  unpaid  Accrued  Certificate  Interest  on the  Certificates  will be carried  forward to the extent that the corresponding  amount of any shortfall in interest  distributions on any of the Underlying Agency Securities on the
preceding  Underlying  Security  Distribution  Date is not carried forward with respect to such  Underlying  Agency
Securities;

(b)      On each  Distribution  Date prior to the  Accretion  Termination  Date,  an amount  equal to the amount of
Accrued  Certificate  Interest on the Class [A-3]  Certificates for such  Distribution Date that would otherwise be distributed on such Certificates on such Distribution Date pursuant to Section  4.01(a)(iii)  shall be added to the
Certificate  Principal  Balance  thereof  (such  amount,  the  "Accretion  Amount").  On and  after  the  Accretion
Termination  Date,  the entire  amount of Accrued  Certificate  Interest on the Class [A-3]  Certificates  for such
Distribution  Date shall be payable to such  Certificates  to the  extent not  required  to retire  fully the Class
[A-1],  Class [A-2] and Class R Certificates on the Accretion  Termination Date. Any Accrued  Certificate  Interest
on the Class [A-3]  Certificates  which is required  to be paid to the holders of the Class  [A-1],  Class [A-2] or
Class R Certificates on the Accretion  Termination Date as provided in the preceding  sentence will be added to the
Certificate  Principal  Balance of the Class [A-3]  Certificates  in the manner  described in the first sentence of this Section 4.01(b).

(c)      Payments  on each  Distribution  Date will be made to the  Certificateholders  of  record  on the  related
Record Date.  Distributions to any  Certificateholder  on any  Distribution  Date shall be made by wire transfer of immediately  available funds to the account of such  Certificateholder at a bank or other entity having appropriate facilities therefor,  if such  Certificateholder  shall have so notified the Trustee or the Paying Agent in writing at least five  Business  Days prior to the Record Date and if the aggregate  amount of  distribution  to be made to such  Holder  is at least  $10,000,  or in such  other  manner  as  shall  be  agreed  to by the  Trustee  and such
Certificateholder,  or  otherwise  by check  mailed by first  class mail to the  address of such  Certificateholder appearing in the Certificate  Register.  Final  distribution on each Certificate  will be made in like manner,  but only upon  presentment  and  surrender of such  Certificate  at the Corporate  Trust Office or such other  location specified in the notice to Certificateholders of such final distribution.

(d)      Except as otherwise  provided in Section  9.01,  whenever the Trustee,  as of five  Business Days prior to any Record Date,  expects that the final  distribution with respect to the Certificates will be made on the related
Distribution  Date,  the  Trustee  shall,  no later  than  such  related  Record  Date  mail to each  Holder of the
Certificates on such date a notice to the effect that:

(i)      the Trustee  expects that the final  distribution  with respect to the  Certificates  will be made on such
         Distribution  Date but only upon  presentation  and  surrender of such  Certificates  at the office of the
         Trustee therein specified; and

(ii)     no interest shall accrue on such Certificates from and after such Distribution Date.

Section 4.02.     Statements to Certificateholders.

                  On each  Distribution  Date, the  Certificate  Administrator  shall prepare and the Trustee shall forward by mail a statement to each Certificateholder stating:

(i)      the  Available  Distribution  Amount  for such  Distribution  Date  and the  respective  portions  thereof constituting interest and principal distributions on the Underlying Agency Securities;

(ii)     with respect to such  Distribution  Date,  the aggregate  amount of Accrued  Certificate  Interest and the amounts  of  interest  and  principal  distributed  to  the  Certificateholders  of  each  Class  on  such
         Distribution Date pursuant to Section 4.01;

(iii)    the  respective  amounts of any  prepayments  and any  purchases of Mortgage  Loans (due to  conversion or otherwise) included in such distributions;

(iv)     the  Certificate  Principal  Balance or Notional  Amount of the  Certificates  of each Class after  giving effect to distributions of principal on such Distribution Date; and

(v)      the Underlying  Certificate  Balance for each  Underlying  Agency  Security as of the Underlying  Security
         Distribution Date immediately  preceding such  Distribution  Date, after giving effect to the distribution of principal made thereon on such Underlying Security Distribution Date.

                  In the case of the information  furnished  pursuant to clause (ii) above,  the amounts shall also be expressed as a dollar amount per Certificate evidencing a $1,000 denomination.

                  In  addition,  the  Trustee  promptly  will  furnish to  Certificateholders  and the  Certificate
Administrator copies of any notices,  statements,  reports or other communications  including,  without limitation, the Underlying  Security  Distribution  Date Statements (or, in lieu thereof,  if the Certificate  Administrator so elects,  a summary report of information  relevant to the  Certificates,  reported by the [GNMA Issuer] with regard to the Underlying Agency Securities) for each Underlying  Security  Distribution  Date,  received by the Trustee as the Underlying Agency Securityholder.

                  On or before March 31st of each calendar  year,  beginning with calendar year [200 ], the Trustee shall  prepare and deliver by first class mail to each  Person who at any time during the  previous  calendar  year was a Certificateholder  of record a statement  containing the information  required to be contained in the regular monthly report to  Certificateholders,  as set forth in clause (ii) above  aggregated for such calendar year or the applicable  portion  thereof  during  which such Person was a  Certificateholder.  Such  obligation  of the Trustee shall be deemed to have been satisfied to the extent that  substantially  comparable  information shall be provided by the Trustee  pursuant to any  requirements  of the Code and  regulations  thereunder as from time to time are in force.  The Trustee,  upon request,  will furnish the  Certificate  Administrator  with all information the Trustee has as may reasonably be requested in connection with the preparation by the Certificate  Administrator  of all tax returns described in Section 10.01.

Section 4.03.     Access to Certain Documentation and Information.

                  The Trustee  shall  provide to the  Certificateholders  access to  certificates  and all reports, documents and records  maintained  by the Trustee in respect of its duties  hereunder,  such access being  afforded without charge but only upon reasonable  written request and during normal business hours at offices  designated by the Trustee.

Section 4.04.     Permitted Investments.

                  The Certificate  Administrator  shall direct any institution  maintaining the Certificate Account to invest the funds in such  Certificate  Account in Permitted  Investments,  which shall mature not later than the
Business Day immediately  preceding the next  Distribution Date (except that, (i) any investment in the institution with  which  the  Certificate  Account  is  maintained  may  mature  on such  Distribution  Date and (ii) any other investment may mature on such  Distribution  Date if the Trustee shall advance funds on such  Distribution  Date to the  Certificate  Account in the amount  payable on such  investment on such  Distribution  Date,  pending  receipt thereof to the extent necessary to make  distributions on the  Certificates),  and shall not be sold or disposed of prior to their  maturity.  All such Permitted  Investments  shall be made in the name of the Trustee,  in trust for the Holders of the  Certificates,  or its nominee.  All income and gain received from any such investment  shall be deposited in the appropriate  Certificate  Account and may only be withdrawn and applied for the purposes set forth in Section 3.04.  The amount of any losses  incurred in respect of any such  investments  shall be deposited in the
Certificate Account by the Certificate Administrator out of its own funds immediately as realized.

Section 4.05.     Exchange Act Reporting.

(a)      The Certificate  Administrator  shall, on behalf of the Company and in respect of the Trust Fund, sign and cause to be filed with the  Commission  any  periodic  reports  required  to be filed under the  provisions  of the
Exchange Act, and the rules and regulations of the Commission  thereunder  including,  without limitation,  reports on Form 10-K,  Form 10-D and Form 8-K. In connection  with the  preparation  and filing of such  periodic  reports, the Trustee shall timely provide to the  Certificate  Administrator  (i) a list of  Certificateholders  as shown on the  Certificate  Register as of the end of each calendar year,  (ii) copies of all pleadings,  other legal process and any other  documents  relating  to any  claims,  charges  or  complaints  involving  the  Trustee,  as  trustee hereunder,  or the Trust Fund that are received by the Trustee,  (iii)  notice of all matters  that,  to the actual knowledge of a Responsible Officer of the Trustee, have been submitted to a vote of the  Certificateholders,  other than those matters that have been  submitted to a vote of the  Certificateholders  at the request of the Company or the  Certificate  Administrator,  and (iv)  notice of any failure of the  Trustee to make any  distribution  to the
Certificateholders.  Neither the  Certificate  Administrator  nor the Trustee shall have any liability with respect to the Certificate  Administrator's  failure to properly  prepare or file such periodic  reports  resulting from or relating to the Certificate  Administrator's  inability or failure to obtain any information not resulting from the
Certificate Administrator's own negligence or willful misconduct.

(b)      Any Form 10-K filed with the Commission in connection  with this Section 4.03 shall include,  with respect to the Certificates relating to such 10-K:

(i)      A  certification,  signed by the senior  officer in charge of the servicing  functions of the  Certificate
         Administrator,  in the form required or permitted by the Commission  (the "Form 10-K  Certification"),  in
         compliance  with Rules  13a-14 and 15d-14  under the Exchange  Act and any  additional  directives  of the
         Commission.

(ii)     A report  regarding its  assessment of compliance  during the preceding  calendar year with all applicable servicing  criteria  set  forth  in  relevant  Commission  regulations  with  respect  to  mortgage-backed securities  transactions  taken as a whole involving the Certificate  Administrator that are backed by the same types of assets as those  backing  the  certificates,  as well as similar  reports on  assessment  of compliance  received from other parties  participating  in the servicing  function as required by relevant
         Commission  regulations,  as described in Item 1122(a) of  Regulation  AB. The  Certificate  Administrator
         shall   obtain  from  all  other   parties   participating   in  the   servicing   function  any  required
         certifications.

(iii)    With respect to each  assessment  report  described  immediately  above,  a report by a registered  public accounting  firm that  attests to, and reports on, the  assessment  made by the  asserting  party,  as set forth in relevant  Commission  regulations,  as  described  in  Regulation  1122(b) of  Regulation  AB and
         Section 3.06.

(iv)     The servicer compliance certificate required to be delivered pursuant Section 3.06.

(c)      In connection with the Form 10-K  Certification,  the Trustee shall provide the Certificate  Administrator with a back-up certification substantially in the form attached hereto as Exhibit C.

(d)      This  Section  4.05  may be  amended  in  accordance  with  this  Agreement  without  the  consent  of the
Certificateholders.

ARTICLE V

                                                 THE CERTIFICATES

Section 5.01.     The Certificates.

                  The  Certificates  shall be  substantially  in the form set forth in Exhibits A-1 and A-2 hereto.
The Certificates  (other than the Class [S]  Certificates and Class R Certificates)  will be issuable in registered
form,  with minimum  initial  Certificate  Principal  Balances as of the Closing Date of  $[      ] and integral
multiples of $[     ] in excess  thereof[;provided,  however,  that one Class [    ] Certificate will be issued
in an initial  denomination  equal to  $[      ], or the sum of  $[      ] and any  integral  multiple of
$[     ]].  The Class [S] Certificates and Class R Certificates  will be issuable in registered form, in minimum denominations  of not less than a [  ]%  Percentage  Interest;  [provided,  however,  that at all times one Class R
Certificate  will be held by [the Certificate  Administrator]  as "tax matters person" pursuant to Section 10.01(c)
in a minimum denomination representing a Percentage Interest of not less than 0.01%].

                  The  Certificates  shall be executed by manual or facsimile  signature on behalf of an authorized officer of the Trustee.  Certificates  bearing the manual or facsimile  signatures of  individuals  who were at any time the authorized  officers of the Trustee shall bind the Trustee,  notwithstanding  that such individuals or any of them have ceased to hold such offices prior to the  authentication  and delivery of such Certificates or did not hold such offices at the date of such  Certificates.  No  Certificate  shall be entitled to any benefit  under this
Agreement,  or be valid for any purpose,  unless there appears on such Certificate a certificate of  authentication substantially in the form provided for herein executed by the Certificate  Registrar by manual signature,  and such certificate upon any Certificate  shall be conclusive  evidence,  and the only evidence,  that such Certificate has
been  duly   authenticated  and  delivered   hereunder.   All  Certificates  shall  be  dated  the  date  of  their
authentication.

Section 5.02.     Registration of Transfer and Exchange of Certificates.

(a)      The Trustee  shall cause to be kept at one of the  offices or agencies to be  appointed  by the Trustee in accordance  with the provisions of this Section 5.02 a Certificate  Register in which,  subject to such  reasonable regulations as it may prescribe,  the Trustee shall provide for the  registration of Certificates  and of transfers and exchanges of Certificates as herein  provided.  The Trustee is initially  appointed  Certificate  Registrar for the purpose of  registering  Certificates  and transfers  and exchanges of  Certificates  as herein  provided.  The
Certificate  Registrar,  or the Trustee,  shall  provide the  Certificate  Administrator  with a certified  list of
Certificateholders  as of each Record Date prior to the  Distribution  Date.  Upon  satisfaction  of the conditions set forth below, the Trustee shall execute and the Certificate  Registrar shall  authenticate  and deliver,  in the name of the  designated  transferee  or  transferees,  one or more new  Certificates  of a like Class and aggregate
Percentage  Interest.  In addition,  the Trustee shall notify the Company of every proposed transfer or exchange of the Certificates.

(b)      At the  option  of the  Certificateholders,  Certificates  may be  exchanged  for  other  Certificates  of authorized  denominations of a like Class and aggregate Percentage Interest,  upon surrender of the Certificates to be exchanged at any such office or agency.  Whenever any  Certificates  are so surrendered for exchange the Trustee
shall  execute  and  the  Certificate   Registrar  shall  authenticate  and  deliver  the  Certificates  which  the
Certificateholder  making the  exchange is entitled to receive.  Every  Certificate  presented or  surrendered  for transfer or exchange  shall (if so required by the Trustee or the  Certificate  Registrar)  be duly endorsed by, or be  accompanied  by a written  instrument  of transfer  in form  satisfactory  to the  Trustee and the  Certificate
Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

(c)      In the case of any  Certificate  presented  for  registration  in the name of an employee  benefit plan or other  plan  subject  to the  fiduciary  responsibility  provisions  of  ERISA,  or  Section  4975 of the  Code (or comparable  provisions of any subsequent  enactments),  an investment  manager,  a named  fiduciary or a trustee of such plan,  or any other Person who is using "plan assets" of any such plan to effect such  acquisition  (including any insurance  company using funds in its general or separate  accounts that may constitute "plan assets"),  unless otherwise  directed by the Company,  the Trustee shall require an Opinion of Counsel  acceptable to and in form and substance  satisfactory  to the  Trustee,  the Company  and the  Certificate  Administrator  to the effect that the purchase or holding of such  Certificate is permissible  under applicable law, will not constitute or result in any non-exempt  prohibited  transaction  under  Section 406 of ERISA or Section 4975 of the Code,  and will not subject the Trustee,  the Company or the Certificate  Administrator to any obligation or liability  (including  obligations or liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken in this Agreement,  which
Opinion of Counsel shall not be an expense of the Trustee,  the Company or the Certificate  Administrator.  Neither
the Company,  the Certificate  Administrator  nor the Trustee will be required to obtain such Opinion of Counsel on behalf of any prospective transferee.

(d)      (i) Each Person who has or who acquires any Ownership  Interest in a Class R  Certificate  shall be deemed by the  acceptance  or  acquisition  of such  Ownership  Interest  to have  agreed  to be  bound  by the  following provisions and to have  irrevocably  authorized the Trustee or its designee under clause  (iii)(A) below to deliver payments  to a Person  other than such  Person  and to  negotiate  the terms of any  mandatory  sale  under  clause
(iii)(B) below and to execute all  instruments of transfer and to do all other things  necessary in connection with any such sale. The rights of each Person  acquiring any Ownership  Interest in a Class R Certificate  are expressly subject to the following provisions:

(A)      Each Person  holding or acquiring  any Ownership  Interest in a Class R  Certificate  shall be a Permitted
                    Transferee  and shall  promptly  notify the  Trustee of any change or  impending  change in its status as a Permitted Transferee.

(B)      In connection with any proposed Transfer of any Ownership  Interest in a Class R Certificate,  the Trustee
                    shall  require  delivery to it, and shall not register the Transfer of any Class R  Certificate until its receipt of, (I) an affidavit  and  agreement (a "Transfer  Affidavit  and  Agreement"
                    attached  hereto  as  Exhibit  B-1)  from  the  proposed  Transferee,  in  form  and  substance satisfactory to the Trustee and the  Certificate  Administrator,  representing  and warranting, among other things,  that it is a United States  Person and  Permitted  Transferee,  that it is not  acquiring its  Ownership  Interest in the Class R  Certificate  that is the subject of the proposed  transfer  as a  nominee,  trustee  or agent  for any  Person  who is not a  Permitted
                    Transferee,  that for so long as it retains its  Ownership  Interest in a Class R  Certificate, it will endeavor to remain a Permitted  Transferee,  and that it has reviewed the provisions of this Section  5.02(d) and agrees to be bound by them and (II) a  certificate,  attached  hereto as Exhibit  B-2,  from the Holder  wishing to  transfer  the Class R  Certificate,  in form and substance  satisfactory to the Certificate  Administrator,  representing and warranting,  among other  things,  that no  purpose  of the  proposed  Transfer  is to impede  the  assessment  or collection of tax.

(C)      Notwithstanding  the delivery of a Transfer Affidavit and Agreement by a proposed  Transferee under clause
                    (B)  above,  if the  Trustee  has  actual  knowledge  that  the  proposed  Transferee  is not a
                    Permitted  Transferee,  no transfer of an Ownership  Interest in a Class R Certificate  to such proposed Transferee shall be effected.

(D)      Each Person  holding or  acquiring  any  Ownership  Interest in a Class R  Certificate  shall agree (1) to require a Transfer  Affidavit and Agreement from any other Person to whom such Person  attempts to transfer  its  Ownership  Interest  in a Class R  Certificate  and (2) not to  transfer  its
                    Ownership  Interest  unless it  provides  a  certificate  to the  Trustee  and the  Certificate
                    Administrator in the form attached hereto as Exhibit B-2.

(E)      Each Person  holding or  acquiring  an  Ownership  Interest in a Class R  Certificate,  by  purchasing  an
                    Ownership  Interest in such  Certificate,  agrees to give the Trustee written notice that it is a "pass-through  interest holder" within the meaning of Temporary Treasury  Regulations Section
                    1.67-3T(a)(2)(i)(A)   immediately   upon   acquiring  an  Ownership   Interest  in  a  Class  R
                    Certificate,  if it is, or is holding an Ownership  Interest in a Class R Certificate on behalf of, "pass-through interest holder."
(F)      Each Person  holding or acquiring  any Ownership  Interest in a Class R Certificate  shall be a "qualified institutional  buyer" as defined in Rule 144A under the Securities Act of 1933, as amended,  or an Affiliate of the Company or the Certificate Administrator.

(ii)     The Trustee  will  register  the transfer of any Class R  Certificate  only if it shall have  received the
         Transfer  Affidavit  and  Agreement,  a  Certificate  of the Holder  requesting  such transfer in the form attached hereto as Exhibit B-2 and all of such other  documents as shall have been reasonably  required by
         the  Certificate   Administrator  as  a  condition  to  such  registration.   Transfers  of  the  Class  R
         Certificates  to  Non-United  States  Persons  and  "Disqualified  Organizations"  (as  defined in Section
         860E(e)(5) of the Code) are prohibited.

(iii)    (A) If any  Disqualified  Organization  shall  become a  holder  of a Class R  Certificate,  then the last preceding  Permitted  Transferee  shall be  restored,  to the extent  permitted  by law,  to all rights as
         Holder thereof  retroactive to the date of registration  of such transfer of such Class R Certificate.  If a  Non-United  States  Person  shall  become a holder of a Class R  Certificate,  then the last  preceding
         United States Person shall be restored,  to the extent  permitted by law, to all rights and obligations as
         Holder thereof  retroactive to the date of registration  of such transfer of such Class R Certificate.  If a transfer of a Class R Certificate  is  disregarded  pursuant to the  provisions  of Treasury  Regulation
         Sections  1.860E-1 or 1.860G-3,  then the last preceding  Permitted  Transferee shall be restored,  to the extent  permitted  by law, to all rights and  obligations  as Holder  thereof  retroactive  to the date of registration  of such  transfer of such Class R  Certificate.  The Trustee  shall be under no liability to any Person for any  registration  of transfer of a Class R  Certificate  that is in fact not  permitted by this  Section  5.02(d) or for making any  payments due on such  Certificate  to the holder  thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

(B)      If any  purported  Transferee  shall  become  a  Holder  of a  Class R  Certificate  in  violation  of the restrictions in this Section  5.02(d) and to the extent that the retroactive  restoration of the rights of the Holder of such Class R Certificate  as described in clause  (iii)(A)  above shall be invalid,  illegal or unenforceable,  then the Certificate  Administrator shall have the right,  without notice to the Holder or any  prior  Holder of such  Class R  Certificate,  to sell  such  Class R  Certificate  to a  purchaser selected by the  Certificate  Administrator  on such terms as the  Certificate  Administrator  may choose.
         Such purported  Transferee  shall promptly endorse and deliver each Class R Certificate in accordance with the  instructions of the  Certificate  Administrator.  Such purchaser may be the Company,  the Certificate
         Administrator  itself or any affiliate of the Company or the  Certificate  Administrator.  The proceeds of
         such  sale,  net  of  the  commissions  (which  may  include   commissions   payable  to  the  Certificate
         Administrator  or its  affiliates),  expenses and taxes due, if any,  will be remitted by the  Certificate
         Administrator  to such  purported  Transferee.  The terms and  conditions  of any sale under  this  clause
         (iii)(B)  shall  be  determined  in  the  sole  discretion  of  the  Certificate  Administrator,  and  the
         Certificate  Administrator  shall not be liable to any Person  having an  Ownership  Interest in a Class R
         Certificate as a result of its exercise of such discretion.

(iv)     The Certificate  Administrator,  on behalf of the Trustee, shall make available, upon written request from the Trustee,  all  information  necessary to compute any tax imposed (A) as a result of the transfer of an
         Ownership  Interest in a Class R Certificate  to any Person who is not a Permitted  Transferee,  including the  information  regarding  "excess  inclusions" of such Class R Certificates  required to be provided to
         the  Internal  Revenue  Service  and  certain  Persons  as  described  in  Treasury   Regulation   Section
         1.860D-1(b)(5),  and (B) as a result of any regulated  investment  company,  real estate investment trust, common  trust fund,  partnership,  trust,  estate or  organizations  described in Section 1381 of the Code having as among its record  holders at any time any Person who is not a Permitted  Transferee.  Reasonable
         compensation  for providing such  information may be required by the Certificate  Administrator  from such person.

(v)      The provisions of this Section  5.02(d) set forth prior to this  subsection (v) may be modified,  added or eliminated, provided that there shall have been delivered to the Trustee:

(A)      written  notification from the Rating Agency to the effect that the modification,  addition or elimination of such provisions will not cause such Rating Agency to downgrade its  then-current  ratings of the  Certificates  below the lower of the  then-current  rating or the rating  assigned to such
                    Certificates on the Closing Date by such Rating Agency; and

(B)      a certificate of the Certificate  Administrator  stating that the Certificate  Administrator  has received an Opinion of Counsel,  in form and substance  satisfactory to the  Certificate  Administrator, to the effect that such  modification,  addition or absence of such  provisions  will not cause the Trust  Fund to cease to  qualify  as a REMIC  and will not  cause (1) the Trust  Fund to be subject to an  entity-level  tax caused by the transfer of any Class R Certificate  to a Person that is not a Permitted  Transferee or (2) a Certificateholder  or another Person to be subject to a  REMIC-related  tax caused by the  transfer of a Class R  Certificate  to a Person that is not a Permitted Transferee.

(e)      No service  charge  shall be made for any  transfer  or  exchange  of  Certificates,  but the  Trustee may require  payment of a sum  sufficient  to cover any tax or  governmental  charge that may be imposed in  connection with any transfer or exchange of Certificates.

(f)      All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

Section 5.03.     Mutilated, Destroyed, Lost or Stolen Certificates.

                  If (i) any mutilated  Certificate  is surrendered to the  Certificate  Registrar,  or the Trustee and the Certificate  Registrar  receive  evidence to their  satisfaction of the  destruction,  loss or theft of any
Certificate,  and (ii) there is delivered to the Trustee and the  Certificate  Registrar such security or indemnity as may be  required  by them to save each of them  harmless,  then,  in the absence of notice to the Trustee or the
Certificate  Registrar that such Certificate has been acquired by a bona fide purchaser,  the Trustee shall execute and the Certificate  Registrar shall  authenticate  and deliver,  in exchange for or in lieu of any such mutilated, destroyed,  lost or stolen  Certificate,  a new  Certificate  of like Class and  Percentage  Interest but bearing a number not  contemporaneously  outstanding.  Upon the  issuance  of any new  Certificate  under this  Section,  the
Trustee  may  require the payment of a sum  sufficient  to cover any tax or other  governmental  charge that may be imposed in  relation  thereto  and any other  expenses  (including  the fees and  expenses  of the  Trustee and the
Certificate  Registrar)  connected  therewith.  Any  duplicate  Certificate  issued  pursuant to this Section shall constitute complete and indefeasible  evidence of ownership in the Trust Fund, as if originally issued,  whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04.     Persons Deemed Owners.

                  Prior to due  presentation  of a  Certificate  for  registration  of transfer,  the Company,  the
Certificate  Administrator,  the Trustee,  the Certificate  Registrar and any agent of the Company, the Certificate
Administrator,  the Trustee or the  Certificate  Registrar  may treat the Person in whose name any  Certificate  is registered as the owner of such  Certificate  for the purpose of receiving  distributions  pursuant to Section 4.01 and for all other purposes  whatsoever,  and neither the Company, the Certificate  Administrator,  the Trustee, the
Certificate Registrar nor any agent of the Company, the Certificate  Administrator,  the Trustee or the Certificate
Registrar shall be affected by notice to the contrary except as provided in Section 5.02(d).

Section 5.05.     Appointment of Paying Agent.

                  The  Trustee  may  appoint  a  Paying   Agent  for  the  purpose  of  making   distributions   to
Certificateholders  pursuant  to  Section  4.01.  In the  event  of any  such  appointment,  on or  prior  to  each
Distribution  Date the Trustee  shall  deposit or cause to be deposited  with the Paying Agent a sum  sufficient to make the payments to  Certificateholders  in the amounts and in the manner  provided for in Section 4.01,  such sum to be held in trust for the benefit of Certificateholders.

                  The Trustee  shall cause each  Paying  Agent to execute and deliver to the Trustee an  instrument in which such Paying  Agent shall agree with the Trustee  that such Paying  Agent will hold all sums held by it for the payment to  Certificateholders in trust for the benefit of the  Certificateholders  entitled thereto until such sums  shall  be paid to such  Certificateholders.  Any sums so held by such  Paying  Agent  shall  be held  only in
Eligible Accounts to the extent such sums are not distributed to the  Certificateholders  on the date of receipt by such Paying Agent.

ARTICLE VI

                                   THE COMPANY AND THE CERTIFICATE ADMINISTRATOR

Section 6.01.     Respective Liabilities of the Company and the Certificate Administrator.

                  The Company and the  Certificate  Administrator  shall be liable in  accordance  herewith only to the  extent  of the  respective  obligations  specifically  imposed  upon and  undertaken  by the  Company  and the
Certificate Administrator herein.

Section 6.02.     Merger, Consolidation or Conversion of the Company or the Certificate Administrator.

                  Subject to the  following  paragraph,  the Company and the  Certificate  Administrator  will each keep in full effect its existence,  rights and  franchises as a corporation  or  association  under the laws of the jurisdiction  of its  incorporation,  and each will  obtain and  preserve  its  qualification  to do  business as a foreign  corporation  in each  jurisdiction  in which such  qualification  is or shall be  necessary to protect the validity and  enforceability  of this Agreement and the  Certificates  and to perform its  respective  duties under this Agreement.

                  The  Company or the  Certificate  Administrator  may be merged or  consolidated  with or into any
Person,  or transfer all or substantially  all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Company or the Certificate  Administrator  shall be a party, or any Person succeeding to the business of the Company or the Certificate  Administrator,  shall be the successor of the Company or the Certificate  Administrator,  as the case may be, hereunder,  without the execution or filing of any paper or any  further  act on the part of any of the  parties  hereto,  anything  herein  to the  contrary  notwithstanding;
provided,  that no Event of Default shall result  therefrom and such successor  shall meet the  qualifications  set forth in Section 7.02.

Section 6.03.     Limitation on Liability of the Company, the Certificate Administrator and Others.

                  Neither  the  Company,  the  Certificate  Administrator  nor  any  of  the  directors,  officers, employees  or agents of the Company or the  Certificate  Administrator  shall be under any  liability  to the Trust
Fund or the  Certificateholders  for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement,  or for errors in judgment;  provided,  however,  that this provision shall not protect the Company,  the Certificate  Administrator or any such Person against any breach of warranties or representations made herein,  or against any specific  liability imposed on the Certificate  Administrator  pursuant to any Section hereof,  or against any liability which would otherwise be imposed by reason of willful  misfeasance,  bad faith or gross  negligence  in the  performance  of duties  or by reason of  reckless  disregard  of  obligations  or duties hereunder.  The  Company,  the  Certificate  Administrator  and any  director,  officer,  employee  or agent of the
Company or the  Certificate  Administrator  may rely in good faith on any document of any kind which,  prima facie, is properly  executed and  submitted by any Person  respecting  any matters  arising  hereunder.  The Company,  the
Certificate  Administrator  and any  director,  officer,  employee  or  agent  of the  Company  or the  Certificate
Administrator  shall be  indemnified  and held  harmless by the Trust Fund  against any loss,  liability or expense incurred in connection with any legal action relating to this Agreement or the  Certificates,  other than any loss, liability or expense  incurred by reason of willful  misfeasance,  bad faith or gross negligence in the performance of duties or by reason of  reckless  disregard  of  obligations  or duties  hereunder.  Neither the Company nor the
Certificate  Administrator  shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its  respective  duties under this Agreement and which in its opinion does not involve it in any expense or liability;  provided,  however,  that the Company may in its discretion undertake any such action which it may deem  necessary or desirable  with respect to this  Agreement and the rights and duties of the parties hereto and the  interests of the  Certificateholders  hereunder.  In such event,  and provided that such action has been consented to by the Holders of Certificates  evidencing at least 51% of the Voting Rights,  the legal expenses and costs of such action and any liability  resulting  therefrom  shall be expenses,  costs and  liabilities of the
Trust Fund, and the Company shall be entitled to be reimbursed  therefor from the  Certificate  Account as provided in  Section  3.04.  In no  event  shall  the  Certificate  Administrator  be  liable  (solely  in its  capacity  as
Certificate  Administrator) for any error arising out of any inaccurate  information  contained in any Distribution
Date Statement.  This provision shall not limit the Certificate Administrator's liability in any other capacity.

Section 6.04.     Company and Certificate Administrator Not to Resign.

                  The  Certificate  Administrator  shall not resign from the  obligations and duties hereby imposed on it, except upon  determination  that its duties hereunder are no longer  permissible under applicable law or are in material  conflict by reason of applicable law with any other activities  carried on by it, the other activities of the  Certificate  Administrator  so  causing  such a  conflict  being of a type  and  nature  carried  on by the
Certificate  Administrator  at the date of this  Agreement.  Any such  determination  permitting the resignation of the Certificate  Administrator  shall be evidenced by an Opinion of Counsel to such effect which shall be delivered in form and substance  satisfactory to the Trustee.  No such  resignation  shall become effective until the Trustee or a successor certificate  administrator shall have assumed the Certificate  Administrator's  responsibilities and obligations in accordance with Section 7.02 hereof.

ARTICLE VII

                                                      DEFAULT

Section 7.01.     Events of Default.

                  "Event of  Default",  wherever  used  herein,  means any one of the  following  events  (whatever reason for such Event of Default and whether it shall be  voluntary or  involuntary  or be effected by operation of law or  pursuant  to any  judgment,  decree  or  order  of any  court  or any  order,  rule  or  regulation  of any administrative or governmental body):

(i)      the  Certificate  Administrator  shall  fail to observe or  perform  in any  material  respect  any of the covenants or agreements on the part of the Certificate  Administrator  contained in the Certificates or in this  Agreement  and such  failure  shall  continue  unremedied  for a period of 30 days after the date on which  written  notice of such failure,  requiring  the same to be remedied,  shall have been given to the
         Certificate  Administrator  by the  Trustee  or the  Company,  or to the  Certificate  Administrator,  the
         Company and the Trustee by the Holders of Certificates  evidencing  Percentage  Interests  aggregating not less than 33%; or

(ii)     a decree or order of a court or agency or supervisory  authority  having  jurisdiction  in the premises in an  involuntary  case under any present or future federal or state  bankruptcy,  insolvency or similar law or  appointing  a  conservator  or  receiver  or  liquidator  in any  insolvency,  readjustment  of  debt, marshalling  of assets and  liabilities  or similar  proceedings,  or for the winding-up or liquidation of its  affairs,  shall have been  entered  against the  Certificate  Administrator  and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(iii)    the  Certificate  Administrator  shall  consent  to  the  appointment  of a  conservator  or  receiver  or liquidator in any insolvency,  readjustment  of debt,  marshalling of assets and  liabilities,  or similar
         proceedings  of,  or  relating  to,  the  Certificate   Administrator  or  of,  or  relating  to,  all  or
         substantially all of the property of the Certificate Administrator; or

(iv)     the  Certificate  Administrator  shall admit in writing its  inability to pay its debts  generally as they become due,  file a petition to take  advantage  of, or commence a voluntary  case under,  any  applicable insolvency  or  reorganization  statute,  make  an  assignment  for  the  benefit  of  its  creditors,  or voluntarily suspend payment of its obligations.

                  If an Event of Default  described in this Section shall occur,  then,  and in each and every such case,  so long as such Event of Default  shall not have been  remedied,  either the Company or the Trustee may, and at the direction of Holders of  Certificates  evidencing at least 51% of the Voting Rights,  the Trustee shall,  by notice in writing to the  Certificate  Administrator  (and to the Company if given by the Trustee or to the Trustee if given by the Company),  terminate all of the rights and obligations of the Certificate  Administrator under this
Agreement and in and to the  Underlying  Agency  Securities  and the proceeds  thereof,  other than its rights as a
Certificateholder  hereunder;  provided,  however,  that the  Certificate  Administrator  will be  entitled  to all compensation  and any income on the  Certificate  Account that accrued to the  Certificate  Administrator  prior to such  termination.  The  Trustee is hereby  authorized  and  empowered  to execute  and  deliver,  on behalf of the
Certificate  Administrator,  as attorney-in-fact or otherwise, any and all documents and other instruments,  and to do or  accomplish  all other acts or things  necessary  or  appropriate  to effect the  purposes  of such notice of termination,  whether to complete the transfer and  endorsement or assignment of the Underlying  Agency  Securities and related  documents,  or  otherwise.  The  Certificate  Administrator  agrees to  cooperate  with the Trustee in effecting the termination of the Certificate  Administrator's  responsibilities  and rights  hereunder,  including, without  limitation,  the  transfer to the Trustee or its  designee  for  administration  by it of all cash amounts which  shall at the time be credited to the  Certificate  Account or  thereafter  be received  with  respect to the
Underlying Agency  Securities.  No such termination  shall release the Certificate  Administrator for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

Section 7.02.     Trustee or Company to Act; Appointment of Successor.

                  On and after the time the  Certificate  Administrator  receives a notice of termination  pursuant to Section 7.01,  the Trustee or, upon notice to the Company,  and with the Company's  consent  (which shall not be unreasonably  withheld)  a designee  (which  meets the  standards  set forth  below) of the  Trustee,  shall be the successor in all respects to the  Certificate  Administrator  in its capacity as  Certificate  Administrator  under this  Agreement  and  the  transactions  set  forth  or  provided  for  herein  and  shall  be  subject  to all the responsibilities,  duties and liabilities relating thereto placed on the Certificate  Administrator (except for its obligations  to  deposit  amounts  in  respect  of  losses  incurred  prior to such  notice of  termination  on the investment  of funds in the  Certificate  Account  pursuant to Section  4.04 by the terms and  provisions  hereof);
provided,  however,  that  any  failure  to  perform  such  duties  or  responsibilities  caused  by the  preceding
Certificate  Administrator's  failure to provide  information  required by Section  4.01 shall not be  considered a default by the Trustee  hereunder.  As compensation  therefor,  the Trustee shall be entitled to all funds relating to the Underlying Agency Securities which the Certificate  Administrator  would have been entitled to charge to the
Certificate  Account if the  Certificate  Administrator  had continued to act hereunder and, in addition,  shall be entitled to the income from any Permitted  Investments  made with amounts  attributable  to the  Underlying  Agency
Securities  held  in the  Certificate  Account.  If  the  Trustee  has  become  the  successor  to the  Certificate
Administrator  in accordance with Section 7.01,  then  notwithstanding  the above,  the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act,  appoint,  or petition a court of competent  jurisdiction to  appoint,  any  established  housing  and home  finance  institution,  which  is also a FNMA- or  FHLMC-approved mortgage  servicing  institution,  having  a net  worth  of not  less  than  $10,000,000  as the  successor  to the
Certificate  Administrator  hereunder  in the  assumption  of all or any part of the  responsibilities,  duties  or liabilities of the  Certificate  Administrator  hereunder.  Pending  appointment of a successor to the  Certificate
Administrator  hereunder,  the Trustee shall become  successor to the  Certificate  Administrator  and shall act in such capacity as hereinabove  provided.  In connection with such  appointment and assumption,  the Trustee may make such  arrangements  for the  compensation of such successor out of payments on Underlying  Agency  Securities as it and such successor shall agree;  provided,  however, that no such compensation shall be in excess of that permitted the initial Certificate  Administrator  hereunder.  The Company,  the Trustee, the Certificate  Administrator,  the
Custodian and such  successor  shall take such action,  consistent  with this  Agreement,  as shall be necessary to effectuate any such succession.

Section 7.03.     Notification to Certificateholders.

(a)      Upon any such  termination  or appointment of a successor to the  Certificate  Administrator,  the Trustee shall give prompt written notice  thereof to  Certificateholders  at their  respective  addresses  appearing in the
Certificate Register.

(b)      Within 60 days after the  occurrence of any Event of Default,  the Trustee  shall  transmit by mail to all
Holders of Certificates  notice of each such Event of Default hereunder known to the Trustee,  unless such Event of
Default shall have been cured or waived.

Section 7.04.     Waiver of Events of Default.

                  The  Holders  representing  at least 66% of the  Voting  Rights of  Certificates  may waive  such default or Event of Default;  provided,  however,  that no waiver  pursuant to this  Section  7.04 shall affect the
Holders of  Certificates  in the manner set forth in Section  10.01.  Upon any such waiver of a default or Event of
Default,  such default or Event of Default by the Holders  representing  the requisite  percentage of Voting Rights of  Certificates  affected by such  default or Event of  Default,  shall cease to exist and shall be deemed to have been  remedied for every  purpose  hereunder.  No such waiver shall extend to any  subsequent  or other  default or
Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE VIII

                                                    THE TRUSTEE

Section 8.01.     Duties of Trustee.

(a)      The  Trustee,  prior to the  occurrence  of an Event of  Default  and  after the  curing of all  Events of
Default which may have  occurred,  undertakes to perform such duties and only such duties as are  specifically  set forth in this  Agreement.  In case an Event of Default  has  occurred  (which has not been  cured or  waived),  the
Trustee shall  exercise such of the rights and powers  vested in it by this  Agreement,  and use the same degree of care and skill in their  exercise  as a prudent  investor  would  exercise  or use under the  circumstances  in the conduct of such investor's own affairs.

(b)      The Trustee, upon receipt of all resolutions,  certificates,  statements,  opinions,  reports,  documents, orders or other instruments  furnished to the Trustee which are specifically  required to be furnished  pursuant to any provision of this Agreement,  shall examine them to determine  whether they conform to the requirements of this
Agreement and the terms of the Underlying Agency  Securities.  The Trustee shall notify the  Certificateholders  of any such documents  which do not  materially  conform to the  requirements  of this Agreement in the event that the
Trustee,  after so requesting,  does not receive satisfactorily  corrected documents or a satisfactory  explanation regarding any such nonconformities.

                  The Trustee shall forward or cause to be forwarded in a timely  fashion the notices,  reports and statements  required to be forwarded by the Trustee  pursuant to Sections  3.01,  4.02 and 9.01.  The Trustee shall furnish in a timely fashion to the Certificate  Administrator  such  information as the  Certificate  Administrator may reasonably  request from time to time for the Certificate  Administrator  to fulfill its duties as set forth in this Agreement.  The Trustee  covenants and agrees that it shall perform its  obligations  hereunder in a manner so as to maintain the status of the Trust Fund as a REMIC,  under the REMIC  Provisions  and to prevent the imposition of any federal, state or local income,  prohibited transaction,  contribution or other tax on the Trust Fund to the extent that  maintaining  such status and avoiding such taxes are reasonably  within the control of the Trustee and are  reasonably  within the scope of its duties under this  Agreement,  notwithstanding  the  foregoing.  Also, the
Trustee shall have no additional  obligations  with respect to  maintenance of the Trust Fund as a REMIC other than as specifically set forth herein.

(c)      No provision of this  Agreement  shall be  construed  to relieve the Trustee  from  liability  for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)      Prior to the  occurrence  of an Event of  Default,  and after the  curing or waiver of all such  Events of
         Default which may have occurred,  the duties and obligations of the Trustee shall be determined  solely by the express  provisions of this  Agreement,  the Trustee shall not be liable except for the performance of such duties and  obligations as are  specifically  set forth in this  Agreement,  no implied  covenants or obligations  shall be read into this  Agreement  against the  Trustee  and, in the absence of bad faith on the part of the Trustee,  the Trustee may  conclusively  rely, as to the truth of the  statements  and the correctness  of the  opinions  expressed  therein,  upon any  certificates  or opinions  furnished  by the
         Company or the  Certificate  Administrator  to the Trustee and which on their face, do not  contradict the requirements of this Agreement;

(ii)     The Trustee  shall not be  personally  liable for an error of judgment made in good faith by a Responsible
         Officer or Responsible  Officers of the Trustee,  unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii)    The Trustee  shall not be personally  liable with respect to any action  taken,  suffered or omitted to be taken by it in good  faith in  accordance  with  the  direction  of the  Certificateholders  of any  Class holding  Certificates which evidence,  as to such Class,  Percentage  Interests  aggregating not less than
         25% as to the time,  method  and place of  conducting  any  proceeding  for any  remedy  available  to the
         Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(iv)     The Trustee  shall not be charged with  knowledge of any default or an Event of Default under clauses (i),
         (ii),  (iii) or (iv) of Section 7.01 unless a Responsible  Officer of the Trustee  assigned to and working in the Corporate  Trust Office obtains actual  knowledge of such failure or event or the Trustee  receives
         written  notice  of  such  failure  or  event  at  its  Corporate   Trust  Office  from  the   Certificate
         Administrator, the Company, or any Certificateholder;  and

(v)      Except to the extent  provided in Section 7.02, no provision in this  Agreement  shall require the Trustee to expend or risk its own funds or otherwise  incur any personal  financial  liability in the  performance of any of its duties as  Trustee  hereunder,  or in the  exercise  of any of its rights or powers,  if the
         Trustee  shall have  reasonable  grounds for  believing  that  repayment  of funds or  adequate  indemnity against  such risk or  liability  is not  reasonably  assured  to it. In the  event the  Trustee  has been authorized by  Certificateholders  evidencing the percentage of Percentage Interests required to authorize such action  pursuant to the terms of this  Agreement and the  indemnification  provided to the Trustee by such  Certificateholders  is not  reasonably  satisfactory  to the  Trustee,  the  Trustee may require the approval of all  Certificateholders  and/or  additional  indemnification  prior to taking any such action.
         In  addition,  the Trustee may seek  indemnification  from the  Certificate  Administrator  or the Company prior to taking any such action  provided  that  neither  the  Certificate  Administrator  nor the Company shall be required to provide such indemnification.

(d)      The Trustee  shall  timely pay,  from its own funds,  the amount of any and all  federal,  state and local taxes  imposed on the Trust Fund or its assets or  transactions  including,  without  limitation,  (i)  "prohibited transaction"  penalty  taxes as  defined  in Section  860F of the Code,  if,  when and as the same shall be due and payable,  and (ii) any tax on  contributions to the Trust Fund after the Closing Date imposed by Section 860G(d) of the Code,  but only if such taxes arise out of a breach by the Trustee of its  obligations  hereunder  which breach constitutes negligence or willful misconduct of the Trustee.

Section 8.02.     Certain Matters Affecting the Trustee.

(a)      Except as otherwise provided in Section 8.01:

(i)      the Trustee  may rely and shall be  protected  in acting or  refraining  from acting upon any  resolution,
         Officer's Certificate,  certificate of auditors or any other certificate,  statement, instrument, opinion, report, notice, request,  consent, order, appraisal,  bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)     the Trustee may consult with counsel and any Opinion of Counsel  shall be full and complete  authorization and  protection  in respect of any action  taken or suffered or omitted by it  hereunder in good faith and in accordance with such  Opinion of Counsel;

(iii)    the Trustee  shall be under no  obligation  to exercise  any of the trusts or powers  vested in it by this
         Agreement  or to  institute,  conduct or defend any  litigation  hereunder  or in  relation  hereto at the request,  order  or  direction  of any of the  Certificateholders,  pursuant  to the  provisions  of  this
         Agreement,  unless  such  Certificateholders  shall have  offered to the  Trustee  reasonable  security or indemnity against the costs,  expenses and liabilities  which may be incurred therein or thereby;  nothing contained herein shall,  however,  relieve the Trustee of the obligation,  upon the occurrence of an Event of Default  (which has not been  cured),  to exercise  such of the rights and powers  vested in it by this
         Agreement,  and to use the same  degree of care and skill in their  exercise as a prudent  investor  would exercise or use under the circumstances in the conduct of such investor's own affairs;

(iv)     the Trustee shall not be personally  liable for any action taken,  suffered or omitted by it in good faith and believed by it to be authorized  or within the  discretion  or rights or powers  conferred  upon it by this Agreement;

(v)      prior to the  occurrence  of an Event of Default  hereunder  and after the curing of all Events of Default which  may have  occurred,  the  Trustee  shall not be bound to make any  investigation  into the facts or matters stated in any resolution,  certificate,  statement,  instrument, opinion, report, notice, request, consent,  order,  approval,  bond or other  paper or  document,  unless  requested  in writing so to do by
         Holders  of  Certificates  evidencing  Percentage  Interests,  aggregating  not less than  50%;  provided, however,  that if the  payment  within  a  reasonable  time  to the  Trustee  of the  costs,  expenses  or liabilities  likely to be  incurred  by it in the making of such  investigation  is, in the opinion of the
         Trustee,  not  reasonably  assured to the  Trustee  by the  security  afforded  to it by the terms of this
         Agreement,  the Trustee may require reasonable  indemnity against such expense or liability as a condition to so  proceeding.  The  reasonable  expense of every such  examination  shall be paid by the  Certificate
         Administrator,  if an Event of  Default  shall have  occurred  and is  continuing,  and  otherwise  by the
         Certificateholder requesting the investigation;

(vi)     the  Trustee  may execute any of the trusts or powers  hereunder  or perform any duties  hereunder  either directly or by or through agents or attorneys; and

(vii)    to the extent  authorized  or required  from time to time under the Code and the  regulations  promulgated thereunder,  each Holder of a Class R Certificate hereby  irrevocably  appoints and authorizes the Trustee to be its  attorney-in-fact  for purposes of signing any Tax Returns required to be filed on behalf of the
         Trust  Fund.  The  Trustee  shall  sign on  behalf  of the  Trust  Fund  and  deliver  to the  Certificate
         Administrator  in a  timely  manner  any  Tax  Returns  prepared  by  or  on  behalf  of  the  Certificate
         Administrator  that the  Trustee  is  required  to sign as  determined  by the  Certificate  Administrator pursuant to  applicable  federal,  state or local tax laws,  provided that the  Certificate  Administrator shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

(b)      Following the issuance of the  Certificates,  the Trustee shall not accept any  contribution  of assets to the Trust Fund unless it shall have obtained or been  furnished  with an Opinion of Counsel to the effect that such contribution  will not (i) cause  the REMIC to fail to  qualify  as a REMIC at any time that any  Certificates  are outstanding or (ii) cause the Trust Fund to be subject to any tax as a result of such  contribution  (including the imposition of any tax on "prohibited transactions" of the Trust Fund imposed under Section 860F(a) of the Code).

Section 8.03.     Trustee Not Liable for Certificates or Underlying Agency Securities.

                  The  recitals  contained  herein  and  in the  Certificates  (other  than  the  execution  of the
Certificates  and relating to the  acceptance and receipt of the Underlying  Agency  Securities)  shall be taken as the  statements of the Company or the  Certificate  Administrator,  as the case may be, and the Trustee  assumes no responsibility  for their  correctness.  The Trustee makes no  representations as to the validity or sufficiency of this  Agreement  or of the  Certificates  (except  that the  Certificates  shall be duly and validly  executed  and authenticated  by it as Certificate  Registrar) or of the  Underlying  Agency  Securities or any related  document.
Except as otherwise  provided  herein,  the Trustee  shall not be  accountable  for the use or  application  by the
Company or the Certificate  Administrator  of any of the Certificates or of the proceeds of such  Certificates,  or for the use or  application  of any funds paid to the Company or the  Certificate  Administrator  in respect of the
Underlying  Agency  Securities  deposited  in or  withdrawn  from the  Certificate  Account  by the  Company or the
Certificate Administrator.

Section 8.04.     Trustee May Own Certificates.

                  The  Trustee  in its  individual  or any  other  capacity  may  become  the owner or  pledgee  of
Certificates with the same rights it would have if it were not Trustee.

Section 8.05.     Certificate Administrator to Pay Trustee's Fees and Expenses; Indemnification.

(a)      The Certificate  Administrator  covenants and agrees to pay to the Trustee and any co-trustee from time to time,  and the Trustee and any  co-trustee  shall be  entitled  to,  reasonable  compensation  (which  shall not be limited by any provision of law in regard to the  compensation  of a trustee of an express  trust) for all services rendered by each of them in the execution of the trusts hereby  created and in the exercise and  performance of any of the powers and duties hereunder of the Trustee and any co-trustee,  and the Certificate  Administrator  will pay or reimburse the Trustee and any co-trustee upon request for all reasonable  expenses,  disbursements  and advances incurred or made by the Trustee or any  co-trustee  in  accordance  with any of the  provisions  of this  Agreement
(including the reasonable  compensation  and the expenses and  disbursements  of its counsel and of all Persons not regularly  in its employ,  and the  expenses  incurred  by the Trustee or any  co-trustee  in  connection  with the appointment of an office or agency  pursuant to Section 8.11) except any such expense,  disbursement  or advance as may arise from its negligence or bad faith.

(b)      The  Certificate  Administrator  agrees to indemnify  the Trustee  for,  and to hold the Trustee  harmless against,  any loss,  liability or expense incurred without  negligence or willful  misconduct on its part,  arising out of, or in  connection  with,  the  acceptance  and  administration  of the Trust Fund,  including the costs and expenses  (including  reasonable  legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, provided that:

(i)      with  respect to any such  claim,  the  Trustee  shall have given the  Certificate  Administrator  written notice thereof promptly after the Trustee shall have actual knowledge thereof;

(ii)     while  maintaining  control over its own defense,  the Trustee shall  cooperate and consult fully with the
         Certificate Administrator in preparing such defense; and

(iii)    notwithstanding  anything in this Agreement to the contrary,  the Certificate  Administrator  shall not be liable  for  settlement  of any  claim by the  Trustee  entered  into  without  the prior  consent  of the
         Certificate Administrator which consent shall not be unreasonably withheld.

No termination of this Agreement  shall affect the  obligations  created by this Section 8.05(b) of the Certificate
Administrator to indemnify the Trustee under the conditions and to the extent set forth herein.

                  Notwithstanding the foregoing, the indemnification  provided by the Certificate  Administrator in this Section  8.05(b) shall not pertain to any loss,  liability or expense of the Trustee,  including the costs and expenses of defending  itself  against any claim,  incurred in connection  with any actions taken by the Trustee at the direction of Certificateholders pursuant to the terms of this Agreement.

(c)      Notwithstanding  Section 8.05(b) above, the Certificate  Administrator shall not indemnify the Trustee for any loss,  liability or expense,  including the costs and expenses of defending itself against any claim,  incurred in connection with the Trustee's  establishment,  maintenance or management of the Certificate  Account;  provided, however,  that the foregoing shall not limit the Certificate  Administrator's  obligation to made deposits into the
Certificate Account to cover losses incurred in respect of Permitted Investments pursuant to Section 4.04.

Section 8.06.     Eligibility Requirements for Trustee.

                  The Trustee  hereunder  shall at all times be a  corporation  or a national  banking  association having its principal  office in a state and city  acceptable to the Company and organized and doing  business under the laws of such state or the United  States of America,  authorized  under such laws to exercise  corporate  trust powers,  having a combined  capital and surplus of at least  $50,000,000  and subject to supervision or examination by  federal  or state  authority.  If such  corporation  or  national  banking  association  publishes  reports  of condition at least  annually,  pursuant to law or to the  requirements  of the aforesaid  supervising  or examining authority,  then for the  purposes of this Section the combined  capital and surplus of such  corporation  shall be deemed to be its combined  capital and surplus as set forth in its most recent  report of  condition so  published.
In case at any time the Trustee shall cease to be eligible in accordance  with the provisions of this Section,  the
Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

Section 8.07.     Resignation and Removal of the Trustee.

(a)      The Trustee may at any time resign and be  discharged  from the trusts  hereby  created by giving  written notice  thereof to the Company.  Upon receiving such notice of  resignation,  the Company shall promptly  appoint a successor  trustee by written  instrument,  in duplicate,  one copy of which  instrument  shall be delivered to the resigning  Trustee  and one copy  each to the  successor  trustee.  If no  successor  trustee  shall  have  been so appointed and have accepted  appointment  within 30 days after the giving of such notice of  resignation,  then the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

(b)      If at any time the Trustee  shall cease to be eligible in accordance  with the  provisions of Section 8.06 and shall fail to resign  after  written  request  therefor by the  Company,  or if at any time the  Trustee  shall become  incapable of acting,  or shall be adjudged  bankrupt or  insolvent,  or a receiver of the Trustee or of its property  shall be appointed,  or any public officer shall take charge or control of the Trustee or of its property or affairs  for the  purpose of  rehabilitation,  conservation  or  liquidation,  then the  Company  may remove the
Trustee and appoint a successor  trustee by written  instrument,  in duplicate,  one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

(c)      The  Holders  of  Certificates  evidencing  at least 51% of the Voting  Rights may at any time  remove the
Trustee and  appoint a successor  trustee by written  instrument  or  instruments,  in  triplicate,  signed by such
Holders or their  attorneys-in-fact  duly authorized,  one complete set of which  instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

(d)      Any  resignation or removal of the Trustee and appointment of a successor  trustee  pursuant to any of the provisions of this Section  shall become  effective  upon  acceptance of  appointment  by the successor  trustee as provided in Section 8.08.

Section 8.08.     Successor Trustee.

(a)      Any successor  trustee  appointed as provided in Section 8.07 shall  execute,  acknowledge  and deliver to the Company and to its predecessor trustee an instrument  accepting such appointment  hereunder,  and thereupon the resignation or removal of the predecessor  trustee shall become effective and such successor  trustee,  without any further act, deed or conveyance,  shall become fully vested with all the rights,  powers, duties and obligations of its  predecessor  hereunder,  with the like  effect as if  originally  named as  trustee  herein.  The  predecessor trustee  shall  deliver to the  successor  trustee all  Underlying  Agency  Securities  and related  documents  and statements held by it hereunder,  and the Company, the Certificate  Administrator and the predecessor trustee shall execute and deliver  such  instruments  and do such other things as may  reasonably  be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

(b)      No successor  trustee  shall  accept  appointment  as provided in this Section  unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

(c)      Upon  acceptance of  appointment  by a successor  trustee as provided in this  Section,  the Company shall mail notice of the  succession  of such trustee  hereunder  to all Holders of  Certificates  at their  addresses as shown in the  Certificate  Register.  If the Company fails to mail such notice  within 10 days after  acceptance of appointment  by the successor  trustee,  the successor  trustee shall cause such notice to be mailed at the expense of the Company.

Section 8.09.     Merger or Consolidation of Trustee.

                  Any  corporation  or  national  banking  association  into  which  the  Trustee  may be merged or converted or with which it may be consolidated or any corporation or national  banking  association  resulting from any merger,  conversion or  consolidation  to which the Trustee shall be a party,  or any  corporation  or national banking  association  succeeding to all or  substantially  all of the  corporation  trust  business of the Trustee, shall be the successor of the Trustee  hereunder,  provided such corporation or national banking  association shall be eligible under the  provisions of Section 8.06,  without the execution or filing of any paper or any further act on the part of any of the parties  hereto,  anything  herein to the  contrary  notwithstanding.  The Trustee  shall mail  notice  of any such  merger or  consolidation  to the  Certificateholders  at their  address  as shown in the
Certificate Register.

Section 8.10.     Appointment of Co-Trustee or Separate Trustee.

(a)      Notwithstanding  any  other  provisions  hereof,  at any  time,  for the  purpose  of  meeting  any  legal requirements  of any  jurisdiction  in which any part of the Trust Fund or  property  securing  the same may at the time be located,  the  Certificate  Administrator  and the Trustee  acting  jointly  shall have the power and shall execute and deliver all  instruments  to appoint one or more Persons  approved by the Trustee to act as  co-trustee or  co-trustees,  jointly with the Trustee,  or separate  trustee or separate  trustees,  of all or any part of the
Trust Fund,  and to vest in such Person or Persons,  in such  capacity,  such title to the Trust Fund,  or any part thereof, and, subject to the other provisions of this Section 8.10, such powers,  duties,  obligations,  rights and trusts as the Certificate  Administrator  and the Trustee may consider  necessary or desirable.  If the Certificate
Administrator  shall not have joined in such appointment  within 15 days after the receipt by it of a request so to do, or in case an Event of Default  shall have occurred and be  continuing,  the Trustee alone shall have the power to make such  appointment.  No  co-trustee  or separate  trustee  hereunder  shall be required to meet the terms of eligibility  as a successor  trustee under Section 8.06 hereunder and no notice to Holders of  Certificates  of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 8.08 hereof.

(b)      In the case of any  appointment  of a  co-trustee  or separate  trustee  pursuant to this Section 8.10 all rights,  powers,  duties and  obligations  conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee,  and such separate trustee or co-trustee  jointly,  except to the extent that  under any law of any  jurisdiction  in which  any  particular  act or acts are to be  performed  (whether  as
Trustee  hereunder or as successor to the Certificate  Administrator  hereunder),  the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights,  powers, duties and obligations  (including the holding of title to the Trust Fund or any portion  thereof in any such  jurisdiction)  shall be  exercised  and performed by such separate trustee or co-trustee at the direction of the Trustee.

(c)      Any notice,  request or other  writing  given to the Trustee shall be deemed to have been given to each of the then  separate  trustees  and  co-trustees,  as  effectively  as if given  to each of  them.  Every  instrument appointing  any separate  trustee or co-trustee  shall refer to this  Agreement and the  conditions of this Article
VIII.  Each separate  trustee and  co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the  estates  or  property  specified  in its  instrument  of  appointment,  either  jointly  with the  Trustee  or separately,  as may be provided therein,  subject to all the provisions of this Agreement,  specifically  including every provision of this Agreement  relating to the conduct of, affecting the liability of, or affording  protection to, the Trustee.  Every such instrument shall be filed with the Trustee.

(d)      Any  separate   trustee  or  co-trustee  may,  at  any  time,   constitute  the  Trustee,   its  agent  or
attorney-in-fact,  with full power and  authority,  to the extent not prohibited by law, to do any lawful act under or in respect of this  Agreement on its behalf and in its name. If any separate  trustee or  co-trustee  shall die, become  incapable of acting,  resign or be removed,  all of its estates,  properties,  rights,  remedies and trusts shall vest in and be exercised by the Trustee,  to the extent  permitted by law,  without the  appointment of a new or successor trustee.

Section 8.11.     Appointment of Office or Agency.

                  The Trustee will maintain an office or agency in the City of New York where  Certificates  may be
surrendered    for    registration    of    transfer   or    exchange.    The    Trustee    initially    designates
[_______________________],  which  is  located  at  [_________________________]  for the  purpose  of  keeping  the
Certificate  Register.  The Trustee will maintain an office at the address stated in Section  11.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.

ARTICLE IX

                                                    TERMINATION

Section 9.01.     Termination.

(a)      Subject  to  Section  9.02,  the  respective   obligations   and   responsibilities   of  the  Certificate
Administrator,  the  Company and the  Trustee  created  hereby  with  respect to the  Certificates  (other than the obligation to make certain  payments and to send certain  notices to  Certificateholders  as hereinafter set forth)
shall  terminate  immediately  upon  payment to the  Certificateholders  of all amounts held by or on behalf of the
Trustee and  required to be paid to them  hereunder  following  the earlier to occur of (i) the  repurchase  by the
Certificate  Administrator or the Company of all of the Underlying  Agency Securities and other assets remaining in the Trust  Fund at a price  equal to 100% of the then  outstanding  Certificate  Principal  Balance  of each of the
Class [A-1],  Class [A-2],  Class [A-3] and Class R  Certificates  on the day of  repurchase  together with accrued interest thereon on such then outstanding  Certificate  Principal  Balance and on the Class [S] Certificates at the
then  applicable  Notional  Amount  at the  related  Pass-Through  Rate to the  first day of the month in which the proceeds of such  repurchase are to be  distributed,  and (ii) the last action  required to be taken by the Trustee on the Termination Date pursuant to this Article IX following  receipt of the final  distribution to be made on the last remaining  Underlying  Agency  Security in the Trust Fund upon  presentation  and surrender of such Underlying
Agency  Security in accordance with the terms and conditions  thereof;  provided,  however,  that in no event shall the trust created hereby continue  beyond the expiration of twenty-one  years from the death of the survivor of the descendants of Joseph P. Kennedy,  the late  ambassador of the United States to the United  Kingdom,  living on the date hereof.

                  The right of the  Certificate  Administrator  or the Company to repurchase  all of the Underlying
Agency  Securities  pursuant to (i) above shall be  conditioned  upon the aggregate of the  Underlying  Certificate
Balances of such Underlying  Agency  Securities at the time of any such  repurchase  aggregating an amount equal to
or less than [    ]% of the aggregate of the Underlying  Certificate  Balances of the Underlying  Agency Securities
at the Closing Date.

(b)      The  Certificate  Administrator  shall  give the  Trustee  and the  Rating  Agency  notice (a  "Notice  of
Termination") as soon as practicable of the Distribution  Date on which the Certificate  Administrator  anticipates that the final  distribution  will be made to the  Certificateholders.  Notice of any termination of the Trust Fund pursuant to this  Section  9.01 shall be mailed by the Trustee to affected  Certificateholders  at their  addresses shown in the  Certificate  Register  as soon as  practicable  after the  Trustee  shall  have  received a Notice of
Termination  but in any event,  not more than thirty  days,  and not less than ten days,  prior to the  Anticipated
Termination Date.  The notice mailed by the Trustee to affected Certificateholders shall:

(A)      specify the  Anticipated  Termination  Date on which the final  distribution  is anticipated to be made to
                    Holders of the Certificates;

(B)      specify the amount of any such final distribution, if known; and

(C)      state  that  the  final  distribution  to  Certificateholders  will be made  only  upon  presentation  and surrender of Certificates at the office of the Trustee therein specified.

If the Trust  Fund is not  terminated  on the  Anticipated  Termination  Date for any  reason,  the  Trustee  shall promptly mail notice thereof to each affected Certificateholder.

(c)      Upon  presentation and surrender of the Certificates by the  Certificateholders  on the Termination  Date,
the Trustee shall distribute to the  Certificateholders  the amounts  otherwise  distributable on such Distribution
Date pursuant to Section  4.01(a).  Any funds not  distributed  on the  Termination  Date because of the failure of any  Certificateholders  to tender their  Certificates  shall be set aside and held in trust for the account of the appropriate  non-tendering  Certificateholders,  whereupon the Trust Fund shall  terminate.  If any Certificates as to which  notice  of the  Termination  Date has been  given  pursuant  to this  Section  9.01  shall  not have been surrendered for  cancellation  within six months after the time specified in such notice,  the Trustee shall mail a second notice to the remaining  Certificateholders,  at their last addresses shown in the Certificate  Register, to surrender their  Certificates  for cancellation in order to receive,  from such funds held, the final  distribution with respect  thereto.  If within one year after the second notice any Certificate  shall not have been surrendered for  cancellation,  the  Trustee  shall so notify the  Certificate  Administrator  who shall  upon  receipt of such notice,  directly  or  through  an  agent,  take  reasonable  steps to  contact  the  remaining  Certificateholders concerning  surrender of their  Certificates.  The costs and expenses of  maintaining  such funds and of contacting
Certificateholders  shall be paid out of the  assets  which  remain  held.  If within  two years  after the  second notice  any  Certificates  shall  not  have  been  surrendered  for  cancellation,  the  Trustee  shall  pay to the
Certificate  Administrator  all amounts  distributable  to the Holders  thereof and the  Certificate  Administrator shall  thereafter  hold such  amounts for the benefit of such  Holders.  No interest  shall accrue or be payable to any  Certificateholder  on any  amount  held as a result  of such  Certificateholder's  failure  to  surrender  its
Certificate(s) for final payment thereof in accordance with this Section 9.01.

Section 9.02.     Additional Termination Requirements.

(a)      The Trust Fund shall be terminated in accordance with the following  additional  requirements,  unless the
Trustee and the  Certificate  Administrator  have  received an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the  requirements  of this Section 9.02 will not (i) result in the  imposition on the
Trust Fund of taxes on  "prohibited  transactions",  as described  in Section  860F of the Code,  or (ii) cause the
Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

(i)      The Certificate  Administrator  shall establish a 90-day liquidation period for the Trust Fund and specify the first day of such period in a  statement  attached to the Trust  Fund's  final Tax Return  pursuant to
         Treasury  regulations  Section  1.860F-1.  The  Certificate  Administrator  also shall  satisfy all of the requirements  of a  qualified  liquidation  for the  Trust  Fund  under  Section  860F of the Code and the regulations thereunder;

(ii)     The Certificate  Administrator  shall notify the Trustee at the  commencement  of such 90-day  liquidation period  and,  at or prior to the time of making of the final  payment  on the  Certificates,  the  Trustee shall sell or otherwise  dispose of all of the remaining  assets of the Trust Fund in accordance  with the terms hereof; and

(iii)    After making the final payment on the  Certificates,  the Certificate  Administrator  shall  distribute or credit,  or cause to be  distributed  or  credited,  to the Holders of the Class R  Certificates  all cash remaining in the Certificate  Account (other than cash retained to meet claims),  and the Trust Fund shall terminate at that time.

(b)      Each Holder of a Certificate  hereby  irrevocably  approves and appoints the Certificate  Administrator as its  attorney-in-fact  for the purposes of adoption of the plan of complete liquidation and obtaining the signature of the Trustee in accordance with the terms and conditions of this Agreement.

ARTICLE X

                                                 REMIC PROVISIONS

Section 10.01.    REMIC Administration.

(a)      The  Certificate  Administrator  shall make an  election to treat the Trust Fund as a REMIC under the Code and, if  necessary,  under  applicable  state law.  Such  election  will be made on Form 1066 or other  appropriate federal tax or  information  return  (including  Form 8811) or any  appropriate  state  return for the taxable year ending on the last day of the calendar  year in which the  Certificates  are issued.  For the purposes of the REMIC election in respect of the Trust Fund, the Certificates  (other than the Class R Certificates)  shall be designated as the  "regular  interests"  and the Class R  Certificates  shall be  designated  as the sole  class of  "residual interest" in the Trust Fund.  The  Certificate  Administrator  and the Trustee shall not permit the creation of any
"interests"  (within the meaning of Section  860G of the Code) in the Trust Fund other than the Trust Fund  regular interests and the interests represented by the Certificates, respectively.

(b)      The  Closing  Date is hereby  designated  as the  "Startup  Day" of the Trust Fund  within the  meaning of
Section 860G(a)(9) of the Code.

(c)      [[The  Certificate  Administrator]  shall  hold a  Class R  Certificate  representing  a 0.01%  Percentage
Interest of all Class R  Certificates  and shall be designated  as the tax matters  person of the Trust Fund in the manner  provided  under  Treasury  regulations  section  1.860F-4(d)  and temporary  Treasury  regulations  section
301.6231(a)(7)-1T.]  [the Certificate  Administrator]  as tax matters person,  shall (i) act on behalf of the Trust
Fund in relation to any tax matter or  controversy  involving  the Trust Fund and (ii)  represent the Trust Fund in any  administrative  or  judicial  proceeding  relating  to an  examination  or  audit by any  governmental  taxing authority with respect  thereto.  The legal  expenses,  including  without  limitation  attorneys' or  accountants'
fees, and costs of any such  proceeding and any liability  resulting  therefrom shall be expenses of the Trust Fund and [the  Certificate  Administrator]  shall be entitled to reimbursement  therefor out of amounts  attributable to the Mortgage  Loans on deposit in the  Certificate  Account as provided by Section 3.04 unless such legal  expenses and costs are  incurred by reason of [the  Certificate  Administrator's]  willful  misfeasance,  bad faith or gross negligence.  If  [the  Certificate  Administrator]  is no  longer  the  Certificate  Administrator  hereunder  [the
Certificate  Administrator]  shall be paid  reasonable  compensation  by any  successor  Certificate  Administrator hereto for so acting as "tax matters person."]

(d)      The  Certificate  Administrator  shall  prepare or cause to be  prepared  all of the Tax  Returns  that it determines  are required with respect to the Trust Fund created  hereunder and deliver such Tax Returns in a timely manner to the Trustee and the Trustee  shall sign and file such Tax  Returns in a timely  manner.  The  expenses of preparing  such  returns  shall  be borne by the  Certificate  Administrator  without  any  right of  reimbursement therefor.  The  Certificate  Administrator  agrees to indemnify  and hold  harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions.

(e)      The  Certificate  Administrator  shall  provide  (i) to any  transferor  of a  Class  R  Certificate  such information  as is necessary for the  application  of any tax relating to the transfer of a Class R Certificate  to any  Person  who is not a  Permitted  Transferee,  (ii)  to the  Trustee  and  the  Trustee  shall  forward  to the
Certificateholders  such  information  or reports as are  required  by the Code or the REMIC  Provisions  including reports  relating to  interest,  original  issue  discount  and market  discount or premium  (using the  Prepayment
Assumption) and (iii) to the Internal Revenue Service the name,  title,  address and telephone number of the person who will serve as the representative of the Trust Fund.

(f)      The  Certificate  Administrator  shall take such actions and shall cause the Trust Fund created  hereunder to take such actions as are reasonably within the Certificate  Administrator's  control and the scope of its duties more  specifically  set forth  herein as shall be  necessary  to maintain  the status  thereof as a REMIC under the
REMIC Provisions (and the Trustee shall assist the Certificate  Administrator,  to the extent reasonably  requested by the Certificate  Administrator  to do so). The Certificate  Administrator  shall not knowingly or  intentionally take any  action,  cause the  Trust  Fund to take any  action  or fail to take (or fail to cause to be  taken)  any action reasonably  within its control and the scope of duties more  specifically set forth herein,  that, under the
REMIC  Provisions,  if taken or not taken, as the case may be, could (i) endanger the status of the Trust Fund as a
REMIC or (ii)  result in the  imposition  of a tax upon the Trust  Fund  (including  but not  limited to the tax on prohibited  transactions as defined in Section  860F(a)(2) of the Code and the tax on  contributions to a REMIC set forth in Section  860G(d) of the Code)  (either  such  event,  an "Adverse  REMIC  Event")  unless the  Certificate
Administrator  has  received an Opinion of Counsel (at the expense of the party  seeking to take such action or, if such party fails to pay such expense,  and the Certificate  Administrator  determines that taking such action is in the best interest of the Trust Fund and the  Certificateholders,  at the expense of the Trust Fund, but in no event at the expense of the Certificate  Administrator  or the Trustee) to the effect that the  contemplated  action will not,  with  respect  to the Trust  Fund  created  hereunder,  endanger  such  status  or,  unless  the  Certificate
Administrator  determines  in its sole  discretion  to indemnify  the Trust Fund  against  such tax,  result in the imposition  of such a tax.  The  Trustee  shall  not take or fail to take any  action  (whether  or not  authorized hereunder) as to which the Certificate  Administrator  has advised it in writing that it has received an Opinion of
Counsel to the effect that an Adverse  REMIC Event could occur with respect to such action.  In addition,  prior to taking any action  with  respect to the Trust Fund or its  assets,  or causing  the Trust Fund to take any  action, which is not expressly  permitted under the terms of this Agreement,  the Trustee will consult with the Certificate
Administrator or its designee,  in writing,  with respect to whether such action could cause an Adverse REMIC Event to occur with  respect to the Trust Fund,  and the  Trustee  shall not take any such action or cause the Trust Fund to take any such action as to which the Certificate  Administrator  has advised it in writing that an Adverse REMIC
Event could occur.  The Certificate  Administrator  may consult with counsel to make such written  advice,  and the cost of same shall be borne by the party  seeking to take the action not  expressly  permitted  by this  Agreement, but in no event at the  expense of the  Certificate  Administrator.  At all times as may be  required  by the Code, the  Certificate  Administrator  will,  to the  extent  within  its  control  and  the  scope  of its  duties  more specifically  set  forth  herein,  maintain  substantially  all of the  assets  of the  Trust  Fund  as  "qualified mortgages"  as  defined  in  Section  860G(a)(3)  of the Code and  "permitted  investments"  as  defined in Section
860G(a)(5) of the Code.

(g)      In the event that any tax is imposed on "prohibited  transactions" of the Trust Fund created  hereunder as defined in Section  860F(a)(2) of the Code, on "net income from foreclosure  property" of the Trust Fund as defined in Section 860G(c) of the Code, on any  contributions to the Trust Fund after the Startup Day therefor  pursuant to
Section  860G(d)  of the Code,  or any other tax is imposed by the Code or any  applicable  provisions  of state or local tax laws,  such tax shall be  charged  (i) to the  Certificate  Administrator,  if such tax  arises out of or results  from a breach by the  Certificate  Administrator  of any of its  obligations  under this  Agreement or the
Certificate  Administrator  has in its sole  discretion  determined  to indemnify  the Trust Fund against such tax;
(ii) to the Trustee,  if such tax arises out of or results  from a breach by the Trustee of any of its  obligations under this  Agreement;  or otherwise  (iii) against  amounts on deposit in the  Certificate  Account as provided by
Section 3.04 and on the  Distribution  Date(s)  following such  reimbursement  the aggregate of such taxes shall be allocated in reduction of the Accrued  Certificate  Interest on each Class  entitled  thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

(h)      The Trustee and the Certificate  Administrator shall, for federal income tax purposes,  maintain books and records with respect to the Trust Fund on a calendar  year and on an accrual  basis or as otherwise may be required by the REMIC Provisions.

(i)      Following  the Startup  Day,  neither the  Certificate  Administrator  nor the  Trustee  shall  accept any contributions  of assets to the Trust  Fund  unless  the  Certificate  Administrator  and the  Trustee  shall  have received an Opinion of Counsel (at the expense of the party seeking to make such  contribution)  to the effect that the  inclusion  of such assets in the Trust Fund will not cause the Trust Fund to fail to qualify as a REMIC at any time that any  Certificates  are  outstanding  or subject the Trust Fund to any tax under the REMIC  Provisions  or other applicable provisions of federal, state and local law or ordinances.

(j)      Neither the  Certificate  Administrator  nor the Trustee  shall  enter into any  arrangement  by which the
Trust Fund will  receive a fee or other  compensation  for  services  nor permit  either  such REMIC to receive any income from assets other than  "qualified  mortgages"  as defined in Section  860G(a)(3)  of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k)      Solely for the purposes of Section  1.860G-1(a)(4)(iii) of the Treasury regulations,  the "latest possible maturity date" by which the  Certificate  Principal  Balance of each Class of  Certificates  representing a regular interest in the Trust Fund would be reduced to zero is  [_____________  ___, 20____] which is the Distribution Date immediately following the latest scheduled maturity of any Mortgage Loan.

(l)      Within 30 days after the Closing  Date,  the  Certificate  Administrator  shall  prepare and file with the
Internal Revenue Service Form 8811,  "Information  Return for Real Estate Mortgage  Investment Conduits (REMIC) and
Issuers of Collateralized Debt Obligations" for the Trust Fund.

(m)      Neither the Trustee nor the  Certificate  Administrator  shall sell,  dispose of or substitute  for any of the Mortgage  Loans (except in  connection  with (i) the default,  imminent  default or  foreclosure  of a Mortgage
Loan,  including but not limited to, the  acquisition or sale of a Mortgaged  Property  acquired by deed in lieu of foreclosure,  (ii) the  bankruptcy of the Trust Fund,  (iii) the  termination of the Trust Fund pursuant to Article
IX of this  Agreement or (iv) a purchase of Mortgage  Loans  pursuant to Article II or III of this  Agreement)  nor acquire any assets for the Trust  Fund,  nor sell or dispose of any  investments  in the  Custodial  Account or the
Certificate  Account for gain, nor accept any  contributions to the Trust Fund after the Closing Date unless it has received  an Opinion of  Counsel  that such sale,  disposition,  substitution  or  acquisition  will not (a) affect adversely the status of the Trust Fund as a REMIC or (b) unless the  Certificate  Administrator  has  determined in its sole  discretion to indemnify  the Trust Fund against such tax,  cause the Trust Fund to be subject to a tax on
"prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

Section 10.02.    Certificate Administrator and Trustee Indemnification.

(a)      The Trustee  agrees to indemnify the Trust Fund,  the Company and the  Certificate  Administrator  for any
taxes and costs including,  without limitation,  any reasonable  attorneys fees imposed on or incurred by the Trust
Fund, the Company or the Certificate  Administrator,  as a result of a breach of the Trustee's  covenants set forth in Article VIII or this Article X.

(b)      The  Certificate  Administrator  agrees to indemnify  the Trust Fund,  the Company and the Trustee for any
taxes and costs  (including,  without  limitation,  any reasonable  attorneys'  fees) imposed on or incurred by the
Trust Fund, the Company or the Trustee,  as a result of a breach of the Certificate  Administrator's  covenants set forth in this Article X or in Article III with respect to compliance with the REMIC  Provisions,  including without limitation,  any  penalties  arising  from the  Trustee's  execution  of Tax Returns  prepared  by the  Certificate
Administrator that contain errors or omissions.

ARTICLE XI

                                             MISCELLANEOUS PROVISIONS

Section 11.01.    Amendment.

(a)      This  Agreement may be amended from time to time by the Company,  the  Certificate  Administrator  and the
Trustee, without the consent of any of the Certificateholders:

(i)      to cure any ambiguity;

(ii)     to correct or  supplement  any  provisions  herein or therein,  which may be  inconsistent  with any other provisions herein;

(iii)    to modify,  eliminate  or add to any of its  provisions  to such extent as shall be  necessary to maintain the  qualification  of the Trust Fund as a REMIC at all times that any  Certificate  is  outstanding or to avoid or  minimize  the risk of the  imposition  of any tax on the Trust  Fund  pursuant  to the Code that would be a claim  against the Trust Fund,  provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain  such  qualification  or to avoid or minimize the risk of the  imposition of any such tax and (B) such action will not adversely  affect in any material respect the interests of any Certificateholder;

(iv)     to change the timing  and/or  nature of deposits  into the  Certificate  Account,  provided  that (A) such change  shall not, as  evidenced by an Opinion of Counsel,  adversely  affect in any material  respect the interests  of any  Certificateholder  and (B) such  change  shall not  adversely  affect the  then-current rating of the  Certificates,  as evidenced by a letter from the Rating Agency then rating the Certificates to such effect;

(v)      to  modify,  eliminate  or add to the  provisions  of  Section  5.02(d)  or  any  other  provision  hereof restricting  transfer of the Class R Certificates by virtue of their being the REMIC "residual  interest", provided that (A) such change shall not adversely  affect the  then-current  ratings of the  Certificates, as  evidenced  by a letter  from the Rating  Agency to such  effect,  and (B) such  change  shall not,  as evidenced by an Opinion of Counsel,  cause either the Trust Fund or any of the  Certificateholders  (other than the transferor) to be subject to a tax caused by a transfer to a non-Permitted Transferee; and

(vi)     to make any other  provisions  with respect to matters or questions  arising  under this  Agreement  which shall not be materially  inconsistent  with the  provisions of this  Agreement,  provided that such action shall not, as evidenced by an Opinion of Counsel,  adversely  affect in any material respect the interests of any Certificateholder.

(b)      This Agreement may also be amended from time to time by the Company,  the  Certificate  Administrator  and the Trustee with the consent of the Holders of  Certificates  evidencing  in the aggregate not less than 66% of the
Percentage  Interests of each Class of  Certificates  affected  thereby for the purpose of adding any provisions to or changing in any manner or  eliminating  any of the  provisions  of this  Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall:

(i)      reduce  in any  manner  the  amount  of,  or delay the  timing  of,  payments  which  are  required  to be distributed on any Certificate without the consent of the Holder of such Certificate,

(ii)     reduce  the  aforesaid  percentage  of  Certificates  of any Class the  Holders of which are  required  to consent to any such  amendment,  in any such case  without the consent of the Holders of all  Certificates of such Class then outstanding, or

(iii)    adversely  affect in any material  respect the interests of the Holders of  Certificates of any Class in a manner  other than as  described in clause (i) hereof  without the consent of Holders of  Certificates  of such Class evidencing, as to such Class, Percentage Interests aggregating not less than 66%.

(c)      Notwithstanding  any contrary provision of this Agreement,  the Trustee shall not consent to any amendment to this  Agreement  unless it shall have first received an Opinion of Counsel to the effect that (1) such amendment or the exercise of any power  granted to the  Certificate  Administrator,  the Company or the Trustee in accordance with such  amendment  will not result in the  imposition of a tax on the Trust Fund or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding  and (2) such amendment,  if made pursuant to any provision of Section 11.01(a), is permitted under such provision.

(d)      Promptly after the execution of any such amendment the Trustee shall furnish  written  notification of the
substance  of  such  amendment  to  each  Certificateholder.   It  shall  not  be  necessary  for  the  consent  of
Certificateholders  under this  Section  11.01 to approve the  particular  form of any proposed  amendment,  but it shall be sufficient if such consent shall  approve the  substance  thereof.  The manner of obtaining  such consents and of  evidencing  the  authorization  of the  execution  thereof by  Certificateholders  shall be subject to such reasonable regulations as the Trustee may prescribe.

Section 11.02.    Counterparts.

                  For the purpose of  facilitating  the  recordation of this  Agreement as herein  provided and for other  purposes,  this  Agreement  may be  executed  simultaneously  in any number of  counterparts,  each of which counterparts  shall be  deemed to be an  original,  and such  counterparts  shall  constitute  but one and the same instrument.

Section 11.03.    Limitation on Rights of Certificateholders.

(a)      The death or  incapacity of any  Certificateholder  shall not operate to terminate  this  Agreement or the
Trust Fund, nor entitle such  Certificateholder's  legal representatives or heirs to claim an accounting or to take any action or  proceeding in any court for a partition or winding up of the Trust Fund,  nor  otherwise  affect the rights, obligations and liabilities of the parties hereto or any of them.

(b)      No  Certificateholder  shall have any right to vote  (except as  expressly  provided for herein) or in any manner  otherwise  control the  operation  and  management  of the Trust Fund,  or the  obligations  of the parties hereto,  nor shall anything herein set forth, or contained in the terms of the Certificates,  be construed so as to constitute  the  Certificateholders  from time to time as  partners  or  members of an  association;  nor shall any
Certificateholder  be under any  liability  to any third party by reason of any action taken by the parties to this
Agreement pursuant to any provision hereof.

(c)      No  Certificateholder  shall have any right by virtue of any provision of this  Agreement to institute any suit,  action or  proceeding  in equity or at law upon or under or with  respect  to this  Agreement,  unless  such
Holder  previously  shall  have  given to the  Trustee  a notice  of a  default  by the  Company,  the  Certificate
Administrator or the Trustee in the performance of any obligation  hereunder,  and of the continuance  thereof,  as herein- before  provided,  and unless also the Holders of Certificates of any Class  evidencing at least 33% of the
Voting Rights of such Class,  shall have made written  request upon the Trustee to institute  such action,  suit or proceeding  in its own name as Trustee  hereunder and shall have offered to the Trustee such  reasonable  indemnity as it may require against the costs,  expenses and liabilities to be incurred therein or thereby,  and the Trustee, for 60 days after its receipt of such notice,  request and offer of indemnity,  shall have  neglected or refused to institute any such action,  suit or  proceeding.  For the  protection  and  enforcement  of the  provisions of this
Section,  each and every  Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 11.04.    Governing Law.

                  THIS AGREEMENT AND THE CERTIFICATES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE
OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE
WITH SUCH LAWS.

Section 11.05.    Notices.

                  All  demands  and  notices  hereunder  shall be in writing  and shall be deemed to have been duly given if personally  delivered at or mailed by registered mail,  postage prepaid (except for notices to the Trustee which  shall be deemed to have been duly  given  only  when  received),  to (a) in the case of the  Company,  Asset
Securities  Corporation,  [_________________________],  Attention:  [_____], or such other address as may hereafter be furnished to the  Certificate  Administrator  and the Trustee in writing by the Company,  (b) in the case of the
Certificate  Administrator,  [___________________],  Attention:  [______________],  or such other address as may be hereafter  furnished to the Company and the Trustee by the Certificate  Administrator  in writing,  (c) in the case of the Trustee,  [_______________],  Attention: Residential Asset Securities Corporation, Series [200_-___], with a copy to  [____________________],  Attention:  Residential Asset Securities  Corporation,  Series [200-___], or such other  address as may  hereafter be furnished to the Company and the  Certificate  Administrator  in writing by the
Trustee,  and (d) in the case of [name of rating  agency],  [        ],  or such  other
address as may hereafter be furnished to the Company,  the Trustee and the Certificate  Administrator in writing by
[name of rating  agency].  Any notice required or permitted to be mailed to a  Certificateholder  shall be given by first-class  mail,  postage prepaid,  at the address of such holder as shown in the Certificate  Register and shall be conclusively presumed to have been duly given when mailed.
Section 11.06.    Notices to Rating Agency.

                  The Company,  the  Certificate  Administrator  or the Trustee,  as  applicable,  shall notify the
Rating  Agency  at such  time  as it is  otherwise  required  pursuant  to this  Agreement  to give  notice  of the occurrence  of any of the events  described  in clauses  (a),  (b),  (c), (f) or (g) below or provide a copy to the
Rating  Agency  at such time as  otherwise  required  to be  delivered  pursuant  to this  Agreement  of any of the statements described in clauses (d) and (e) below:

(a)      a material change or amendment to this Agreement;

(b)      the occurrence of an Event of Default;

(c)      the  termination  or appointment of a successor  Certificate  Administrator  or Trustee or a change in the majority ownership of the Trustee;

(d)      the statement required to be delivered to the Holders of the Certificates pursuant to Section 4.02;

(e)      the statements required to be delivered pursuant to Section 3.05;

(f)      a change in the location of the Certificate Account;

(g)      the occurrence of the Final Distribution Date; and

(h)      the repurchase of any Underlying Agency Securities.

Section 11.07.    Severability of Provisions.

                  If any one or more of the covenants,  agreements,  provisions or terms of this Agreement shall be for any reason  whatsoever  held  invalid,  then such  covenants,  agreements,  provisions or terms shall be deemed severable  from the remaining  covenants,  agreements,  provisions  or terms of this  Agreement and shall in no way affect the validity or  enforceability  of the other  provisions of this  Agreement or of the  Certificates  or the rights of the Holders thereof.

Section 11.08.    Successors and Assigns.

                  The  provisions  of this  Agreement  shall be  binding  upon  and  inure  to the  benefit  of the respective  successors and assigns of the parties  hereto,  and all such  provisions  shall inure to the benefit of the Certificateholders.

Section 11.09.    Article and Section Headings.

                  The article and section  headings  herein are for  convenience  of reference  only, and shall not limit or otherwise affect the meaning hereof.

ARTICLE XII

                                           COMPLIANCE WITH REGULATION AB

Section 12.01.    Intent of the Parties; Reasonableness.

                  The  Company,  the  Trustee  and the  Certificate  Administrator  acknowledge  and agree that the purpose of this Article XII is to  facilitate  compliance  by the Company with the  provisions of Regulation AB and related rules and  regulations of the Commission.  The Company shall not exercise its right to request  delivery of information  or other  performance  under these  provisions  other than in good faith,  or for purposes  other than compliance  with the Securities  Act, the Exchange Act and the rules and  regulations  of the Commission  under the
Securities  Act and the Exchange Act.  Each of the  Certificate  Administrator  and the Trustee  acknowledges  that interpretations  of the  requirements of Regulation AB may change over time,  whether due to interpretive  guidance provided by the Commission or its staff,  consensus among participants in the  mortgage-backed  securities markets, advice of  counsel,  or  otherwise,  and  agrees to comply  with  requests  made by the  Company  in good faith for delivery of  information  under these  provisions on the basis of evolving  interpretations  of Regulation AB. Each of the Certificate  Administrator  and the Trustee shall cooperate fully with the Company to deliver to the Company
(including any of its assignees or designees),  any and all statements,  reports,  certifications,  records and any other  information  necessary in the good faith  determination of the Company to permit the Company or such Company to comply with the  provisions  of  Regulation  AB,  together  with such  disclosures  relating to the  Certificate
Administrator,  the Trustee and the Mortgage Loans, or the servicing of the Mortgage Loans,  reasonably believed by the Company to be necessary in order to effect such compliance.

Section 12.02.    Additional Representations and Warranties of the Trustee.

                  (a)      The  Trustee  shall  be  deemed  to  represent  to the  Company  as of the date on which information  is first  provided to the Company  under  Section  12.03 that,  except as  disclosed in writing to the
Company prior to such date: (i) it is not aware and has not received  notice that any default,  early  amortization or other  performance  triggering event has occurred as to any other  Securitization  Transaction due to any act or failure to act of the Trustee;  (ii) it has not been terminated as trustee in a  securitization  of mortgage loans;
(iii)  there  are no  aspects  of its  financial  condition  that  could  have a  material  adverse  effect  on the performance by it of its trustee  obligations under this Agreement or any other  Securitization  Transaction;  (iv)
there are no material legal or governmental  proceedings pending (or known to be contemplated)  against it; and (v)
there are no  affiliations,  relationships  or transactions  relating to the Trustee with respect to the Company or any sponsor, issuing entity, servicer, trustee,  originator,  significant obligor,  enhancement or support provider or other  material  transaction  party (as such terms are used in  Regulation  AB)  relating to the  Securitization
Transaction contemplated by the Agreement (the "Transaction Parties").

                  (b)      If so requested by the Company on any date  following the date on which  information  is first  provided to the Company under Section  12.03,  the Trustee  shall,  within five Business Days following such request,  confirm in writing the accuracy of the  representations and warranties set forth in paragraph (a) of this
Section  or, if any such  representation  and  warranty  is not  accurate  as of the date of such  request  or such confirmation, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

Section 12.03.    Information to Be Provided by the Trustee.

                  (a)      If so requested by the Company for the purpose of satisfying  its  reporting  obligation under the  Exchange  Act with  respect to any class of  Certificates,  the Trustee  shall (i) notify the Company in writing of (A) any  material  litigation  or  governmental  proceedings  pending  against  the  Trustee and (B) any affiliations  or  relationships  that develop  following  the Closing Date between the Trustee and any  Transaction
Party, and (ii) provide to the Company a written description of such proceedings, affiliations or relationships.

                  (b)      In  addition to such  information  as the Trustee is  obligated  to provide  pursuant to other  provisions of this  Agreement,  if so requested by the Company , the Trustee shall provide such  information reasonably  available to the Trustee  regarding the performance or servicing of the Mortgage Loans as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB.

Section 12.04.    Report on Assessment of Compliance and Attestation.

                  On or before March 15 of each calendar year, the Trustee shall:

                  (a)      deliver to the Company a report (in form and substance  reasonably  satisfactory  to the
Company)  regarding the  Trustee's  assessment of compliance  with the Servicing  Criteria  during the  immediately preceding  calendar  year,  as  required  under  Rules  13a-18  and  15d-18  of the  Exchange  Act and Item 1122 of
Regulation  AB. Such report shall be addressed to the Company and signed by an  authorized  officer of the Trustee, and shall  address  each of the  Servicing  Criteria  specified  on a  certification  substantially  in the form of
Exhibit D hereto; and

                  (b)      deliver  to the  Company a report of a  registered  public  accounting  firm  reasonably acceptable to the Company that attests to, and reports on, the  assessment  of  compliance  made by the Trustee and delivered  pursuant to the preceding  paragraph.  Such attestation shall be in accordance with Rules 1-02(a)(3) and
2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.

Section 12.05.    Indemnification; Remedies.

                  (a)      The  Trustee  shall  indemnify  the  Company,   each  affiliate  of  the  Company,   the
Certificate  Administrator  and each broker dealer acting as underwriter,  placement agent or initial  purchaser of the  Certificates  or each  Person  who  controls  any of such  parties  (within  the  meaning of Section 15 of the
Securities  Act and Section 20 of the Exchange Act); and the  respective  present and former  directors,  officers, employees  and agents of each of the  foregoing,  and shall hold each of them harmless from and against any losses, damages,  penalties,  fines,  forfeitures,  legal fees and expenses  and related  costs,  judgments,  and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

                           (i)(A)   any untrue  statement of a material  fact  contained or alleged to be contained in any information,  report,  certification,  accountants' letter or other material provided under this Article XII by or on behalf of the Trustee (collectively,  the "Trustee Information"),  or (B) the omission or alleged omission to state in the Trustee  Information a material fact required to be stated in the Trustee  Information or necessary in order to make the  statements  therein,  in the light of the  circumstances  under  which  they were  made,  not misleading;  provided,  by way of  clarification,  that clause (B) of this paragraph  shall be construed  solely by reference to the Trustee  Information  and not to any other  information  communicated in connection with a sale or purchase of  securities,  without  regard to whether the Trustee  Information  or any portion  thereof is presented together with or separately from such other information;

                           (ii)     any failure by the Trustee to deliver any information,  report,  certification, accountants' letter or other material when and as required under this Article XII; or

                           (iii)    any breach by the Trustee of a representation  or warranty set forth in Section
12.02(a) or in a writing furnished pursuant to Section 12.02(b).

                  (b)      In the case of any failure of  performance  described  in clause  (ii) of this  Section, the Trustee shall promptly  reimburse the Company for all costs reasonably  incurred by each such party in order to obtain the information,  report, certification,  accountants' letter or other material not delivered as required by the Trustee.

                  IN WITNESS  WHEREOF,  the  Company,  the  Certificate  Administrator  and the Trustee have caused their names to be signed  hereto by their  respective  officers  thereunto  duly  authorized  and their  respective seals, if required, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                                        RESIDENTIAL ASSET SECURITIES
[Seal]                                                  CORPORATION

                                                        By:      _________________________________
                                                                 Name:
                                                                 Title:

Attest:    ___________________________
            Name:
            Title:

                                                        [NAME OF CERTIFICATE ADMINISTRATOR]
[Seal]                                                  as Certificate Administrator

                                                        By:      _________________________________
                                                                 Name:
                                                                 Title:

Attest:    ___________________________
            Name:
            Title:

                                                        [NAME OF TRUSTEE],
[Seal]                                                  as Trustee

                                                        By:      _________________________________
                                                                 Name:
                                                                 Title:

Attest:    ___________________________
            Name:
            Title:

STATE OF _______________________

COUNTY OF _____________________

On  ________________________,  200___  before me,  ________________________,  Notary  Public,  personally  appeared
________________________________,  personally  known to me (or proved to me on the basis of satisfactory  evidence)
to be the  person(s)  whose  name(s)  is/are  subscribed  to the  within  instrument  and  acknowledged  to me that he/she/they executed the same in his/her/their  authorized  capacity(ies),  and that by his/her/their  signature(s)
on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

                                            Signature of the Notary

(Seal)

STATE OF _______________________

COUNTY OF _____________________

On  ________________________,  200___  before me,  ________________________,  Notary  Public,  personally  appeared
________________________________,  personally  known to me (or proved to me on the basis of satisfactory  evidence)
to be the  person(s)  whose  name(s)  is/are  subscribed  to the  within  instrument  and  acknowledged  to me that he/she/they executed the same in his/her/their  authorized  capacity(ies),  and that by his/her/their  signature(s)
on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

                                            Signature of the Notary

(Seal)

STATE OF _______________________

COUNTY OF _____________________

On  ________________________,  200___  before me,  ________________________,  Notary  Public,  personally  appeared
________________________________,  personally  known to me (or proved to me on the basis of satisfactory  evidence)
to be the  person(s)  whose  name(s)  is/are  subscribed  to the  within  instrument  and  acknowledged  to me that he/she/they executed the same in his/her/their  authorized  capacity(ies),  and that by his/her/their  signature(s)
on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

                                            Signature of the Notary

(Seal)

                                                                                                        EXHIBIT A-1

                                   FORM OF CLASS [A-1][A-2][A-3][S] CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE IS A "REGULAR  INTEREST" IN A "REAL ESTATE MORTGAGE
INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE
CODE OF 1986 (THE "CODE").

[NO TRANSFER OF THIS  CERTIFICATE MAY BE MADE TO AN EMPLOYEE  BENEFIT PLAN SUBJECT TO THE FIDUCIARY  RESPONSIBILITY
PROVISIONS  OF THE  EMPLOYEE  RETIREMENT  INCOME  SECURITY  ACT OF 1974,  AS AMENDED,  OR SECTION 4975 OF THE CODE,
UNLESS THE TRANSFEREE  PROVIDES AN OPINION OF COUNSEL  SATISFACTORY TO THE CERTIFICATE  ADMINISTRATOR,  THE COMPANY
AND THE TRUSTEE  THAT THE  PURCHASE  OF THIS  CERTIFICATE  BY, ON BEHALF OF, OR WITH "PLAN  ASSETS" OF SUCH PLAN IS
PERMISSIBLE  UNDER  APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION AND WILL
NOT SUBJECT THE  CERTIFICATE  ADMINISTRATOR,  THE  COMPANY OR THE  TRUSTEE TO ANY  OBLIGATION  IN ADDITION TO THOSE
UNDERTAKEN  IN THE  AGREEMENT  (AS DEFINED  BELOW),  PROVIDED  THAT NO SUCH  OPINION  SHALL BE  REQUIRED  UNDER THE
CIRCUMSTANCES SET FORTH IN THE AGREEMENT.]

[THE  FOLLOWING  INFORMATION IS PROVIDED  SOLELY FOR THE PURPOSES OF APPLYING THE U.S.  FEDERAL INCOME TAX ORIGINAL
ISSUE DISCOUNT  ("OID") RULES TO THIS  CERTIFICATE.  THE ISSUE DATE OF THIS  CERTIFICATE  IS  [       ,  200  ].  ASSUMING  THAT THE MORTGAGE  LOANS PREPAY AT [   ]% OF THE STANDARD  PREPAYMENT  ASSUMPTION  (AS
DESCRIBED  IN THE  PROSPECTUS  SUPPLEMENT)  AND  ASSUMING  A  CONSTANT  PASS-THROUGH  RATE  EQUAL  TO  THE  INITIAL
PASS-THROUGH  RATE,  THIS  CERTIFICATE  HAS  BEEN  ISSUED  WITH NO  MORE  THAN  $[      ]  OF OID PER
[$1,000/$100,000]  OF  [PRINCIPAL/NOTIONAL]  AMOUNT AND THE YIELD TO MATURITY IS  [       ]%,  COMPUTED  UNDER THE
APPROXIMATE  METHOD.  THERE IS NO SHORT  ACCRUAL  PERIOD WITH RESPECT TO THIS  CERTIFICATE.  NO  REPRESENTATION  IS
MADE THAT THE MORTGAGE  LOANS WILL PREPAY AT A RATE BASED ON THE  STANDARD  PREPAYMENT  ASSUMPTION  OR AT ANY OTHER
RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]

Class [A-1][A-2][A-3][S]                                     Certificate No. [____________]
Date of Trust Agreement:                                     [___]% Pass-Through Rate
[__________________ 1, 200_]                                 [based on Notional Amount]
Reference Date:
[__________________ 1, 200_]

First Distribution Date:

[__________________ 1, 200_]                                 Principal Balance of the Class [A-1][A-2][A-3]
                                                             Certificates as of the Reference Date:
                                                             $[_____________]
Certificate Administrator:                                   [Initial Certificate Principal
[______________]                                             Balance of this Certificate:
                                                             $____________]
Assumed Termination Date:                                    [Percentage Interest:_________%]
[_______________ __, 20__]

                                                             CUSIP [___________]

                               MORTGAGE PASS-THROUGH CERTIFICATE, Series [200  -   ]

         evidencing  a  percentage  interest  in  any  distributions  allocable  to  the  Class  [A-1][A-2][A-3][S]
         Certificates  with respect to the Trust Fund  consisting of the Underlying  Agency  Securities  formed and sold by Residential Asset Securities Corporation.

                  This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Asset Securities Corporation,  the Certificate Administrator,  the Trustee
referred to below or GMAC  Mortgage  Corporation  or any of their  affiliates.  Although  payment of principal  and interest on the  Underlying  Agency  Securities is  guaranteed by [GNMA],  this  Certificate  is not  guaranteed or insured  by any  governmental  agency or  instrumentality  or by  Residential  Asset  Securities  Corporation,  the
Certificate Administrator, the Trustee or GMAC Mortgage Corporation or any of their affiliates.

                  This  certifies  that  [______________]  is  the  registered  owner  of the  Percentage  Interest evidenced by this Certificate  ([obtained by dividing the Certificate  Principal Balance of this Certificate by the aggregate  Certificate Principal Balance of all Class  [A-1][A-2][A-3]  Certificates,  both] as specified above) in certain  distributions  with  respect to a Trust  Fund  consisting  primarily  of a pool of the  Underlying  Agency
Securities,  formed and sold by Residential Asset Securities Corporation  (hereinafter called the "Company",  which term includes any  successor  entity under the Agreement  referred to below).  The Trust Fund was created  pursuant to a Trust Agreement dated as specified above (the "Agreement")  among the Company,  the Certificate  Administrator and  [_________________________],  as trustee (the "Trustee"),  a summary of certain of the pertinent provisions of which is set forth  hereafter.  To the extent not  defined  herein,  the  capitalized  terms used  herein  have the meanings  assigned in the Agreement.  This Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance  hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the  Agreement,  a  distribution  will be made on the third Business Day following the  Underlying  Security  Distribution  Date for the Underlying  Agency  Securities  (the  "Distribution
Date"),  commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered  at the close of business on the last day (or if such last day is not a Business  Day,  the Business Day immediately  preceding  such  last  day)  of  the  month  next  preceding  the  month  of the  Underlying  Security
Distribution Date for the Underlying  Agency Securities (the "Record Date"),  from the Available Funds in an amount equal to the  product of the  Percentage  Interest  evidenced  by this  Certificate  and the amount  required to be distributed to Holders of Class [____]  Certificates on such  Distribution  Date. [The Notional Amount of the Class
[S] Certificates as of any date of  determination is equal to the Aggregate  Underlying  Certificate  Balance.  The
Class [S] Certificates have no Certificate Principal Balance.]

                  Distributions  on this  Certificate  will be made  either  by the  Trustee  or by a Paying  Agent appointed by the Trustee in  immediately  available  funds (by wire transfer or  otherwise)  for the account of the
Person  entitled  thereto  except as otherwise  provided in the Agreement if such Person shall have so notified the
Certificate  Administrator or such Paying Agent, or by check mailed to the address of the Person entitled  thereto, as such name and address shall appear on the Certificate Register.

                  Notwithstanding  the above,  the final  distribution on this  Certificate  will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency  appointed  by the  Trustee  for that  purpose  in the City of New York.  [The  initial  aggregate
Certificate  Principal  Balance of the  Certificates is set forth above. The Certificate  Principal  Balance hereof will be reduced to the extent of the distributions allocable to principal.]

                  This  Certificate is one of a duly  authorized  issue of  Certificates  issued in several Classes designated as Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon (herein collectively called  the  "Certificates").  The  Certificates  are  limited  in right of  payment  to  certain  collections  and recoveries  respecting the  Underlying  Agency  Securities,  all as more  specifically  set forth herein and in the
Agreement.

                  As provided in the Agreement,  withdrawals  from the Certificate  Account created for the benefit of  Certificateholders  may be made by the  Certificate  Administrator  from time to time for  purposes  other than distributions to  Certificateholders,  such purposes including without limitation  reimbursement to the Company and the Certificate Administrator of certain expenses incurred, by either of them.

                  The Agreement permits,  with certain exceptions therein provided,  the amendment of the Agreement and the modification of the rights and obligations of the Company,  the Certificate  Administrator  and the Trustee
and the  rights  of the  Certificateholders  under  the  Agreement  at any  time by the  Company,  the  Certificate
Administrator  and the Trustee with the consent of the Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the  Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and upon all future holders of this
Certificate  and of any  Certificate  issued  upon the  transfer  hereof or in  exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the  Certificate.  The  Agreement  also permits the  amendment thereof in certain  circumstances  without the consent of the  Holders of any of the  Certificates  and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of  this  Certificate  is  registrable  in  the  Certificate  Register  upon  surrender  of  this  Certificate  for registration  of transfer at the  offices or agencies  appointed  by the Trustee in the City and State of New York, duly endorsed by, or  accompanied  by an  assignment  in the form below or other written  instrument of transfer in form  satisfactory  to the  Trustee and the  Certificate  Registrar  duly  executed  by, the Holder  hereof or such
Holder's  attorney  duly  authorized  in  writing,  and  thereupon  one or  more  new  Certificates  of  authorized denominations  evidencing  the same  Class and  aggregate  Percentage  Interest  will be  issued to the  designated transferee or transferees.

                  The Certificates are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified  in the  Agreement.  As  provided  in the  Agreement  and  subject to certain  limitations therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service  charge  will be made for any such  registration  of  transfer  or  exchange,  but the
Trustee  may  require  payment  of a sum  sufficient  to cover  any tax or other  governmental  charge  payable  in connection therewith.

                  The Company,  the Certificate  Administrator,  the Trustee and the Certificate  Registrar and any
agent of the  Company,  the  Certificate  Administrator,  the Trustee or the  Certificate  Registrar  may treat the
Person in whose  name this  Certificate  is  registered  as the owner  hereof for all  purposes,  and  neither  the
Company,  the  Certificate  Administrator,  the  Trustee  nor any such  agent  shall be  affected  by notice to the contrary.

                  THIS  CERTIFICATE  SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
NEW YORK.

                  The  obligations  created by the  Agreement  in respect  of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the
Trustee and required to be paid to them pursuant to the Agreement  following  receipt of the final  distribution to be made on the last  remaining  Underlying  Agency  Security in the Trust Fund upon  presentation  and surrender of such Underlying Agency Security in accordance with the terms and conditions thereof.

                  IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:________________

                                                              [NAME OF TRUSTEE],
                                                              as Trustee

                                                              By: ________________________________
                                                                            Authorized Signatory

                                           CERTIFICATE OF AUTHENTICATION

         This is one of the Class  [A-1][A-2][A-3][S] Certificates referred to in the within-mentioned Agreement.

                                                              [Name of Certificate Registrar],
                                                              as Certificate Registrar

                                                              By: ________________________________
                                                                            Authorized Signatory

                                                    ASSIGNMENT

                  FOR   VALUE   RECEIVED,    the   undersigned   hereby   sell(s),    assign(s)   and   transfer(s)
unto_________________________________________________________________
____________________________________________________________________________________________________________________________________________________________

                  (Please  print  or  typewrite  name and  address  including  postal  zip  code of  assignee)  the beneficial  interest  evidenced by the within the Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I  (We)  further  direct  the  Certificate  Registrar  to  issue  a  new  Certificate  of a  like denomination to the above named assignee and deliver such Certificate to the following address:
____________________________________________________________________________________________________________________________________________________________
_________________________

Dated:____________________

                                                              ___________________________
                                                              Signature by or on behalf of
                                                              assignor

                                                              ___________________________
                                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions  shall be made, by wire transfer or otherwise,  in immediately  available  funds to
________________  for the account of ________________  account number  __________________,  or, if mailed by check, to ____________________.

Applicable statements should be mailed to: ___________________.

                  This  information  is  provided by  __________________________,  the  assignee  named  above,  or
_________________________, as its agent.

                                                                                                        EXHIBIT A-2

                                            FORM OF CLASS R CERTIFICATE

THIS  CERTIFICATE MAY NOT BE TRANSFERRED TO A NON-UNITED  STATES PERSON OR A DISQUALIFIED  ORGANIZATION (AS DEFINED
BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE IS A "RESIDUAL  INTEREST" IN A "REAL ESTATE MORTGAGE
INVESTMENT  CONDUIT" AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL  REVENUE
CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS  CERTIFICATE  MAY BE MADE TO AN EMPLOYEE  BENEFIT PLAN SUBJECT TO THE FIDUCIARY  RESPONSIBILITY
PROVISIONS OF THE EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF 1974,  OR SECTION 4975 OF THE CODE, AS AMENDED,  OR
SECTION 4975 OF THE CODE,  UNLESS THE TRANSFEREE  PROVIDES AN OPINION OF COUNSEL  SATISFACTORY  TO THE  CERTIFICATE
ADMINISTRATOR,  THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS  CERTIFICATE  BY, ON BEHALF OF, OR WITH "PLAN
ASSETS" OF SUCH PLAN IS PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT SUBJECT THE  CERTIFICATE  ADMINISTRATOR,  THE
COMPANY OR THE TRUSTEE TO ANY  OBLIGATION IN ADDITION TO THOSE  UNDERTAKEN  IN THE  AGREEMENT  (AS DEFINED  BELOW),
PROVIDED THAT NO SUCH OPINION SHALL BE REQUIRED UNDER THE CIRCUMSTANCES SET FORTH IN THE AGREEMENT.
ANY RESALE,  TRANSFER OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED  TRANSFEREE
PROVIDES A TRANSFER  AFFIDAVIT TO THE  CERTIFICATE  ADMINISTRATOR  AND THE TRUSTEE THAT (1) SUCH  TRANSFEREE IS NOT
EITHER  (A)  THE  UNITED  STATES,  ANY  STATE  OR  POLITICAL  SUBDIVISION  THEREOF,  ANY  FOREIGN  GOVERNMENT,  ANY
INTERNATIONAL  ORGANIZATION,  OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER
THAN A  COOPERATIVE  DESCRIBED  IN SECTION  521 OF THE CODE)  WHICH IS EXEMPT  FROM THE TAX IMPOSED BY CHAPTER 1 OF
THE CODE UNLESS SUCH  ORGANIZATION  IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY  ORGANIZATION
DESCRIBED IN SECTION  1381(a)(2)(C)  OF THE CODE, (ANY SUCH PERSON  DESCRIBED IN THE FOREGOING  CLAUSES (A), (B) OR
(C)  BEING  HEREINAFTER  REFERRED  TO  AS A  "DISQUALIFIED  ORGANIZATION")  OR  (D)  AN  AGENT  OF  A  DISQUALIFIED
ORGANIZATION,  (2) NO PURPOSE OF SUCH  TRANSFER IS TO IMPEDE THE  ASSESSMENT  OR  COLLECTION  OF TAX,  AND (3) SUCH
TRANSFEREE  SATISFIES CERTAIN ADDITIONAL  CONDITIONS OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING THE REGISTRATION
IN THE  CERTIFICATE  REGISTER  OR ANY  TRANSFER,  SALE OR  OTHER  DISPOSITION  OF THIS  RESIDUAL  CERTIFICATE  TO A
DISQUALIFIED  ORGANIZATION OR AN AGENT OF A DISQUALIFIED  ORGANIZATION,  SUCH REGISTRATION SHALL BE DEEMED TO BE OF
NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A  CERTIFICATEHOLDER  FOR ANY PURPOSE
HEREUNDER,  INCLUDING,  BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS  CERTIFICATE.  EACH HOLDER OF THIS
CERTIFICATE  BY  ACCEPTANCE  OF THIS  CERTIFICATE  SHALL BE  DEEMED TO HAVE  CONSENTED  TO THE  PROVISIONS  OF THIS
PARAGRAPH.

Class R                                                      Certificate No. [____________]
Date of Trust Agreement:                                     [___]% Pass-Through Rate
[__________________ 1, 200_]
Reference Date:
[__________________ 1, 200_]
First Distribution Date:                                     Aggregate Initial Certificate
[__________________ 1, 200_]                                 Principal the Class R
                                                             Certificates $[_____________]
Certificate Administrator:                                   [Initial Certificate Principal
[______________]                                             Balance of this Certificate:
                                                             $____________]
Assumed Termination Date:                                    [_________]% [Percentage Interest
[_______________ __, 200_]
                                                             CUSIP [___________]
                                        MORTGAGE PASS-THROUGH CERTIFICATE,
                                               Series [200  -     ]

         evidencing a percentage  interest in any distributions  allocable to the Class R Certificates with respect to the Trust Fund  consisting of a pool of Underlying  Agency  Securities  formed and sold by  Residential
         Asset Securities Corporation

                  This  Certificate  is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in  Residential  Asset  Securities  Corporation,  the  Certificate  Administrator  or the
Trustee referred to below or GMAC Mortgage  Corporation or any of their  affiliates.  Although payment of principal and interest on the Underlying  Agency  Securities is guaranteed by [GNMA],  this  Certificate is not guaranteed or insured  by any  governmental  agency or  instrumentality  or by  Residential  Asset  Securities  Corporation,  the
Certificate Administrator, the Trustee or GMAC Mortgage Corporation or any of their affiliates.

                  This  certifies  that  [_______________]  is  the  registered  owner  of  a  percentage  interest evidenced by this Certificate  (obtained by dividing the Initial  Certificate  Principal Balance of the Certificate
by the aggregate Initial  Certificate  Principal  Balance of all Class R Certificates,  both as specified above) in certain  distributions  with  respect  to the  Trust  Fund  consisting  primarily  of a pool of  Underlying  Agency
Securities,  formed and sold by Residential Asset Securities Corporation  (hereinafter called the "Company",  which term includes any  successor  entity under the Agreement  referred to below).  The Trust Fund was created  pursuant to a Trust Agreement dated as specified above (the "Agreement")  among the Company,  the Certificate  Administrator and  [________________],  as trustee (the "Trustee"),  a summary of certain of the pertinent provisions of which is set forth  hereafter.  To the extent not defined  herein,  the  capitalized  terms used  herein  have the  meanings assigned  in the  Agreement.  This  Certificate  is issued  under  and is  subject  to the  terms,  provisions  and conditions of the Agreement,  to which Agreement the Holder of this Certificate by virtue of the acceptance  hereof assents and by which such Holder is bound.

                  Pursuant to the terms of the  Agreement,  a  distribution  will be made on the third Business Day following the  Underlying  Security  Distribution  Date for the Underlying  Agency  Securities  (the  "Distribution
Date"),  commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered  at the close of business on the last day (or if such last day is not a Business  Day,  the Business Day immediately  preceding  such last day) of the month  immediately  preceding  the month of the related  Distribution
Date for the Underlying Agency  Securities (the "Record Date"),  from the Available Funds in an amount equal to the product of the  Percentage  Interest  evidenced by this  Certificate  and the amount  required to be distributed to
Holders of Class R Certificates on such Distribution Date.

                  Each Holder of this  Certificate  will be deemed to have  agreed to be bound by the  restrictions set forth in the Agreement to the effect that (i) each person  holding or acquiring any Ownership  Interest in this
Certificate  must be a United  States  Person  and a  Permitted  Transferee,  (ii) the  transfer  of any  Ownership
Interest in this  Certificate  will be  conditioned  upon the  delivery to the Trustee of, among other  things,  an affidavit  to the effect  that it is a United  States  Person and  Permitted  Transferee,  (iii) any  attempted  or purported  transfer of any  Ownership  Interest in this  Certificate  in  violation  of such  restrictions  will be absolutely null and void and will vest no rights in the purported  transferee,  and (iv) if any person other than a
United States Person and a Permitted  Transferee  acquires any Ownership  Interest in this Certificate in violation of such  restrictions,  then the Company  will have the right,  in its sole  discretion  and without  notice to the
Holder of this Certificate,  to sell this Certificate to a purchaser  selected by the Company,  which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

                  Notwithstanding  the above,  the final  distribution on this  Certificate  will be made after due notice of the pendency of such  distribution  and only upon  presentation  and surrender of this Certificate at the office or agency  appointed  by the  Trustee  for that  purpose in the City of New York.  The  Initial  Certificate
Principal  Balance of this  Certificate  is set forth  above.  The  Certificate  Principal  Balance  hereof will be reduced to the extent of  distributions  allocable to principal.  Notwithstanding  the reduction of the Certificate
Principal  Balance hereof to zero,  this  Certificate  will remain  outstanding  under the Agreement and the Holder hereof may have additional  obligations with respect to this  Certificate,  including tax  liabilities,  and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

                  In  connection  with  any  transfer  of  this  Certificate,   the  Trustee  will  require  (a)  a
representation  letter,  in the form as described by the Agreement,  stating that the transferee is not an employee benefit plan or other plan subject to the fiduciary  responsibility  provisions of the Employee  Retirement  Income
Security Act of 1974, as amended  ("ERISA"),  or (b) if such  transferee is an employee  benefit plan or other plan subject to ERISA, an opinion of counsel  acceptable to and in form and substance  satisfactory to the Trustee,  the
Company and the  Certificate  Administrator  with respect to the  permissibility  of such transfer  under ERISA and stating,  among other things,  that the transferee's  acquisition of this Class R Certificate is permissible  under applicable  law, will not  constitute or result in any  non-exempt  "prohibited  transaction"  under Section 406 of
ERISA or Section  4975 of the Internal  Revenue  Code of 1986 and will not subject the Trustee,  the Company or the
Certificate  Administrator  to any obligation or liability  (including  obligations  under ERISA or Section 4975 of the Code) in  addition to those  undertaken  in the  Agreement.  Each  Holder of this Class R  Certificate  will be deemed to have  agreed to be bound by the  restrictions  set forth in the  Agreement  to the  effect  that (i) each person  holding or acquiring any  Ownership  Interest in this Class R  Certificate  must be a Permitted  Transferee
(and may not be a  Non-United  States  Person),  (ii) no  Ownership  Interest  in this Class R  Certificate  may be transferred  without the express written  consent of the Company,  which consent may be conditioned on the delivery to the Company of, among other  things,  an opinion of counsel,  (iii) any  attempted or purported  transfer of any
Ownership  Interest in this Class R Certificate in violation of such  restrictions will be absolutely null and void and will vest no rights in the  purported  transferee,  and (iv) if any Person  other than a  Permitted  Transferee acquires any Ownership  Interest in this Class R Certificate  in violation of such  restrictions,  then the Company will have the right,  in its sole  discretion  and without notice to the Holder of this Class R Certificate to sell this Class R  Certificate  to a purchaser  selected by the Company,  which  purchaser  may be the  Company,  or any affiliate of the Company, on such terms and conditions as the Company may choose.

                  This  Certificate is one of a duly  authorized  issue of  Certificates  issued in several Classes designated as Mortgage Asset-Backed  Pass-Through  Certificates of the Series specified hereon (herein collectively called  the  "Certificates").  The  Certificates  are  limited  in right of  payment  to  certain  collections  and recoveries  respecting the  Underlying  Agency  Securities,  all as more  specifically  set forth herein and in the
Agreement.

                  As provided in the Agreement,  withdrawals  from the Certificate  Account created for the benefit of  Certificateholders  may be made by the  Certificate  Administrator  from time to time for  purposes  other than distributions to  Certificateholders,  such purposes including without limitation  reimbursement to the Company and the Certificate Administrator of advances made, or certain expenses incurred, by either of them.

                  The Agreement permits,  with certain exceptions therein provided,  the amendment of the Agreement and the modification of the rights and obligations of the Company,  the Certificate  Administrator  and the Trustee
and the  rights  of the  Certificateholders  under  the  Agreement  at any  time by the  Company,  the  Certificate
Administrator  and the Trustee with the consent of the Holders of  Certificates  evidencing  in the  aggregate  not less than 66% of the  Percentage  Interests of each Class of  Certificates  affected  thereby.  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and upon all future holders of this
Certificate  and of any  Certificate  issued  upon the  transfer  hereof or in  exchange  herefor or in lieu hereof whether or not notation of such consent is made upon the  Certificate.  The  Agreement  also permits the  amendment thereof in certain  circumstances  without the consent of the  Holders of any of the  Certificates  and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

                  As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of  this  Certificate  is  registrable  in  the  Certificate  Register  upon  surrender  of  this  Certificate  for registration  of transfer at the  offices or agencies  appointed  by the Trustee in the City and State of New York, duly endorsed by, or  accompanied  by an  assignment  in the form below or other written  instrument of transfer in form  satisfactory  to the  Trustee and the  Certificate  Registrar  duly  executed  by, the Holder  hereof or such
Holder's  attorney  duly  authorized  in  writing,  and  thereupon  one or  more  new  Certificates  of  authorized denominations  evidencing  the same  Class and  aggregate  Percentage  Interest  will be  issued to the  designated transferee or transferees.

                  The Certificates are issuable only as registered  Certificates  without coupons in Classes and in denominations  specified  in the  Agreement.  As  provided  in the  Agreement  and  subject to certain  limitations therein set forth,  Certificates are exchangeable for new Certificates of authorized  denominations  evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

                  No service  charge  will be made for any such  registration  of  transfer  or  exchange,  but the
Trustee  may  require  payment  of a sum  sufficient  to cover  any tax or other  governmental  charge  payable  in connection therewith.

                  The Company,  the Certificate  Administrator,  the Trustee and the Certificate  Registrar and any
agent of the  Company,  the  Certificate  Administrator,  the Trustee or the  Certificate  Registrar  may treat the
Person in whose  name this  Certificate  is  registered  as the owner  hereof for all  purposes,  and  neither  the
Company,  the  Certificate  Administrator,  the  Trustee  nor any such  agent  shall be  affected  by notice to the contrary.

                  THIS  CERTIFICATE  SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
NEW YORK.

                  The  obligations  created by the  Agreement  in respect  of the  Certificates  and the Trust Fund created thereby shall terminate upon the payment to  Certificateholders  of all amounts held by or on behalf of the
Trustee and required to be paid to them pursuant to the Agreement  following  receipt of the final  distribution to be made on the last  remaining  Underlying  Agency  Security in the Trust Fund upon  presentation  and surrender of such Underlying Agency Security in accordance with the terms and conditions thereof.

                  IN WITNESS WHEREOF, the Trustee has caused this Class R Certificate to be duly executed.

Dated:

                                                              [NAME OF TRUSTEE],
                                                              as Trustee

                                                              By: ________________________________
                                                                            Authorized Signatory

                                           CERTIFICATE OF AUTHENTICATION

                  This is one of the Class R Certificates referred to in the within-mentioned Agreement.

                                                              [NAME OF CERTIFICATE REGISTRAR],
                                                              as Trustee

                                                              By: ________________________________
                                                                            Authorized Signatory

                                                    ASSIGNMENT

                  FOR   VALUE   RECEIVED,    the   undersigned   hereby   sell(s),    assign(s)   and   transfer(s)
unto_________________________________________________________________
____________________________________________________________________________________________________________________________________________________________

                  (Please  print  or  typewrite  name and  address  including  postal  zip  code of  assignee)  the beneficial  interest  evidenced by the within the Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

                  I  (We)  further  direct  the  Certificate  Registrar  to  issue  a  new  Certificate  of a  like denomination to the above named assignee and deliver such Certificate to the following address:
____________________________________________________________________________________________________________________________________________________________
_________________________

Dated:____________________

                                                              ___________________________
                                                              Signature by or on behalf of
                                                              assignor

                                                              ___________________________
                                                              Signature Guaranteed

                                             DISTRIBUTION INSTRUCTIONS

                  The assignee should include the following for purposes of distribution:

                  Distributions  shall be made, by wire transfer or otherwise,  in immediately  available  funds to
________________  for the account of ________________  account number  __________________,  or, if mailed by check, to _____________________________________.

Applicable statements should be mailed to: __________________________________________.

                  This  information  is  provided by  __________________________,  the  assignee  named  above,  or
_________________________, as its agent.

                                                                                                        EXHIBIT B-1

                                     FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF [_________________]        )
                                            )        ss:
COUNTY OF [_______________]         )

                  [NAME OF OFFICER], being first duly sworn, deposes and says:

1.       That he or she is [Title of Officer] of [Name of Owner]  (record or beneficial  owner (the "Owner") of the
Residential   Asset   Securities   Corporation,   Class  R   Certificate,   Series   [200__-____]   (the  "Residual
Certificates")),  a [savings institution] [corporation] duly organized and existing under the laws of [the State of
________________]  [the United  States],  on behalf of which he makes this  affidavit and  agreement.  The Residual
Certificates  were  issued  pursuant  to the  Trust  Agreement,  dated as of  [________________  1,  200__],  among
Residential  Asset  Securities  Corporation,  as the company (the  "Company"),  [________________],  as certificate administrator (the "Certificate Administrator") and [________________], as trustee (the "Trustee").

2.       That the Owner (i) is not and will not be a "disqualified  organization"  as of [date of transfer]  within the meaning of Section  860E(e)(5)  of the  Internal  Revenue  Code of 1986,  as amended  (the  "Code"),  (ii) will endeavor to remain other than a disqualified  organization for so long as it retains its ownership  interest in the
Residual  Certificate  and (iii) is acquiring the Residual  Certificates  for its own account or for the account of another  Owner from which it has  received  an  affidavit  in  substantially  the same form as this  affidavit  and agreement.  (For this  purpose,  a  "disqualified  organization"  means the United  States,  any state or political subdivision  thereof,  or any agency or instrumentality of any of the foregoing (other than an instrumentality  all of the  activities  of which are  subject to tax and,  except for the Federal  Home Loan  Mortgage  Corporation,  a majority of whose board of directors is not selected by any such governmental  entity),  or any foreign government, international  organization or any agency or instrumentality of such foreign government or organization,  any rural electric  or  telephone  cooperative,  or any  organization  (other than  certain  farmers'  cooperatives)  that is generally  exempt from federal  income tax unless such  organization  is subject to the tax on  unrelated  business taxable income).

3.       That the Owner is aware (i) of the tax that would be imposed on  transfers  of the  Residual  Certificates to  disqualified  organizations  under the Code that applies to all transfers of Residual  Certificates;  (ii) that such tax would be on the  transferor,  or, if such  transfer is through an agent (which  person  includes a broker, nominee or middleman) for a disqualified  organization,  on the agent;  (iii) that the person  otherwise liable for the tax shall be relieved of liability  for the tax if the  transferee  furnishes to such person an affidavit  that the transferee is not a disqualified  organization  and, at the time of transfer,  such person does not have actual knowledge  that the  affidavit  is false;  and (iv) that the Residual  Certificates  may be  "noneconomic  residual interests"  within the  meaning of  proposed  Treasury  regulations  promulgated  pursuant to the Code and that the transferor  of a noneconomic  residual  interest will remain liable for any taxes due with respect to the income of such residual  interest,  unless no significant  purpose of the transfer was to impede the assessment or collection of tax.

4.       That the Owner is aware of the tax imposed on a "pass-through  entity"  holding the Residual  Certificates if at any time  during the  taxable  year of the  pass-through  entity a  disqualified  organization  is the record holder of an interest in such entity.  (For this purpose,  a "pass through entity" includes a regulated  investment company,  a real  estate  investment  trust or common  trust  fund,  a  partnership,  trust or estate,  and certain cooperatives.)

5.       That the Owner is aware that the Trustee  will not  register  the  transfer of any  Residual  Certificates unless the transferee,  or the transferee's agent,  delivers to it an affidavit and agreement,  among other things, in  substantially  the same form as this  affidavit  and  agreement.  The Owner  expressly  agrees that it will not consummate  any such transfer if it knows or believes that any of the  representations  contained in such affidavit and agreement are false.

6.       That the Owner has reviewed the  restrictions  set forth on the face of the Residual  Certificates and the provisions of Section  4.02(f) of the Pooling and Servicing  Agreement under which the Residual  Certificates  were issued (in  particular,  clause  (iii)(A) and (iii)(B) of Section  4.02(f)  which  authorize the Trustee to deliver payments to a person  other than the Owner and  negotiate  a  mandatory  sale by the Trustee in the event the Owner holds  such  Certificates  in  violation  of Section  4.02(f)).  The Owner  expressly  agrees to be bound by and to comply with such restrictions and provisions.

7.       The Owner warrants and represents  that it is [a "qualified  institutional  buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended] [a person  involved in the  organization or operation of the Company or  Certificate  Administrator,  or an affiliate,  as defined in Rule 405 under the  Securities  Act of
1933, as amended, of either of them].

8.       That the Owner consents to any additional  restrictions  or  arrangements  that shall be deemed  necessary upon advice of counsel to constitute a reasonable  arrangement to ensure that the Residual  Certificates  will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

9.       The Owner's Taxpayer Identification Number is [         ].

10.      This affidavit and agreement  relates only to the Residual  Certificates  held by the Owner and not to any other holder of the Residual  Certificates.  The Owner  understands  that the liabilities  described  herein relate only to the Residual Certificates.

11.      That no purpose of the Owner  relating to the  purchase of any of the Residual  Certificates  by the Owner is or will be to impede the assessment or collection of any tax.

12.      That the Owner has no present  knowledge  or  expectation  that it will become  insolvent  or subject to a bankruptcy  proceeding for so long as any of the Residual  Certificates  remain  outstanding.  In this regard,  the
Owner hereby  represents to and for the benefit of the person from whom it acquired the Residual  Certificate  that the Owner  intends to pay taxes  associated  with  holding  such  Residual  Certificate  as they become due,  fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Residual Certificate.

13.      The Owner is a citizen or  resident of the United  States,  a  corporation,  partnership  or other  entity created or  organized  in, or under the laws of, the United  States or any  political  subdivision  thereof,  or an estate or trust whose  income from  sources  without the United  States is  includible  in gross  income for United
States federal  income tax purposes  regardless of its  connection  with the conduct of a trade or business  within the United States.

14.      The Owner is not an  employee  benefit  plan or other  plan  subject  to the  Employee  Retirement  Income
Security Act of 1974, as amended  ("ERISA") or Section 4975 of the Internal  Revenue Code of 1986 (the "Code"),  or
an investment  manager,  a named  fiduciary or a trustee of any such plan or any other Person  acting,  directly or indirectly,  on behalf of or  purchasing  any  Residual  Certificate  with  "plan  assets"  of any such  plan,  and understands  that  registration  of transfer of any Residual  Certificate to any such plan, or to any Person acting on behalf of or purchasing any Residual  Certificate  with "plan assets" of any such plan,  will not be made unless such plan or Person  delivers an opinion of its counsel,  addressed and  satisfactory  to the Trustee,  the Company and the  Certificate  Administrator,  to the effect that the purchase and holding of a Residual  Certificate by, on behalf of or with "plan assets" of any such plan is  permissible  under  applicable  law,  would not  constitute or result in any non-exempt  prohibited  transaction under Section 406 of ERISA or Section 4975 of the Code, and would not subject the Company,  the Certificate  Administrator  or the Trustee to any obligation or liability  (including liabilities  under  Section 406 of ERISA or Section 4975 of the Code) in addition to those  undertaken in the Trust
Agreement or any other liability.

                  IN WITNESS WHEREOF,  the Owner has caused this instrument to be executed on its behalf,  pursuant to the  authority  of its Board of  Directors,  by its [Title of  Officer]  and its  corporate  seal to be hereunto
attached, attested by its [Assistant] Secretary, this            day of ________________, 200   .

                                                              [NAME OF OWNER]

                                                              By:__________________________
                                                                  [Name of Officer]
                                                                  [Title of Officer]

[Corporate Seal]

ATTEST:

_______________________________
[Assistant] Secretary

STATE OF _______________________

COUNTY OF _____________________

On  ________________________,  200___  before me,  ________________________,  Notary  Public,  personally  appeared
________________________________,  personally  known to me (or proved to me on the basis of satisfactory  evidence)
to be the  person(s)  whose  name(s)  is/are  subscribed  to the  within  instrument  and  acknowledged  to me that he/she/they executed the same in his/her/their  authorized  capacity(ies),  and that by his/her/their  signature(s)
on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

                                            Signature of the Notary

(Seal)

                                                                                                        EXHIBIT B-2

                                          FORM OF TRANSFEROR CERTIFICATE

                                                              [__________________, 20___]

Residential Asset Securities
Corporation
8300 Normandale Lake Blvd.
Suite 700
Minneapolis, Minnesota 55437

[Name of Trustee]
[Address of Trustee]

Attention:  [             ]

                  Re:      Mortgage Asset-Backed Pass-Through Certificates, Series [200__-____], Residual

Ladies and Gentlemen:

                  This letter is  delivered  to you in  connection  with the  transfer by  [______________________]
(the "Seller") to  [______________________]  (the  "Purchaser") of  $[______________________]  Initial  Certificate
Principal Balance of the Mortgage Asset-Backed Pass-Through Certificates,  Series [200__-___],  Class R Certificate
(the "Residual  Certificates"),  pursuant to Section [_____] of the Trust Agreement (the "Trust Agreement"),  dated as of  [______________________  1, 200__]  among  Residential  Asset  Securities  Corporation,  as the company (the
"Company"),  [______________________],  as the certificate  administrator  (the "Certificate  Administrator"),  and
[______________________],  as trustee (the "Trustee").  All terms used herein and not otherwise  defined shall have the  meanings  set forth in the Trust  Agreement.  The Seller  hereby  certifies,  represents  and warrants to, and covenants with, the Company and the Trustee that:

1.       No purpose of the Seller  relating to transfer of the Residual  Certificate by the Seller to the Purchaser
is or will be to impede the assessment or collection of any tax.

2.       The Seller  understands that the Purchaser has delivered to the Trustee and the Certificate  Administrator a Transfer  Affidavit  and  Agreement in the form  attached to the Trust  Agreement as Exhibit B-1. The Seller does not know or believe that any representation contained therein is false.

3.       The  Seller  has at the  time of the  transfer  conducted  a  reasonable  investigation  of the  financial condition of the Purchaser as contemplated by Treasury  Regulations Section  1.860E-1(c)(r)(i)  and, as a result of that  investigation,  the Seller has determined that the Purchaser has  historically  paid its debts as they become due and has found no  significant  evidence to indicate  that the  Purchaser  will not continue to pay its debts as they become due in the future.  The Seller  understands  that the  transfer  of a Residual  Certificate  may not be respected  for United  States  income tax  purposes  (and the Seller may  continue  to be liable for United  States income taxes associated therewith) unless the Seller has conducted such an investigation.

                                                              Very truly yours,

                                                              [NAME OF SELLER]
                                                              (Seller)

                                                              By:_________________________________
                                                              Name:______________________________
                                                              Title:_______________________________

                                                                                                          EXHIBIT C

                             [FORM OF BACK-UP CERTIFICATION TO FORM 10-K CERTIFICATE]

         The undersigned, a Responsible Officer of [_________] (the "Trustee") certifies that:

         (a)      The Trustee has performed all of the duties specifically required to be performed by it pursuant to the provisions of the Pooling and Servicing Agreement dated as of [_________], 20[__] (the
"Agreement") by and among [__________], as depositor, [_____________], as Certificate Administrator, and the
Trustee in accordance with the standards set forth therein.

         (b)      Based on my knowledge, the list of Certificateholders as shown on the Certificate Register as of the end of each calendar year that is provided by the Trustee pursuant to the Agreement is accurate as of the last day of the 20[__] calendar year.

Capitalized terms used and not defined herein shall have the meanings given such terms in the Agreement.

         IN WITNESS WHEREOF, I have duly executed this certificate as of _________, 20__.]

                                                              Name:
                                                              Title:

                                                                                                          EXHIBIT D

                          SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

         The assessment of compliance to be delivered by the Trustee shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

------------------------------------------------------------------------------------------ ----------------------
                                                                                           Applicable Servicing
                                   Servicing Criteria                                            Criteria
------------------------------------------------------------------------------------------ ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
     Reference                                     Criteria
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                       General Servicing Considerations
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(i)        Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(ii)       If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iii)      Any requirements in the transaction agreements to maintain a back-up servicer for the credit card accounts or accounts are maintained.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(1)(iv)       A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
                     agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                      Cash Collection and Administration
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(i)        Payments on credit card accounts are deposited into the appropriate            |X|
                     custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(ii)       Disbursements made via wire transfer on behalf of an obligor or to             |X|
                     an investor are made only by authorized personnel.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(iii)      Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction
1122(d)(2)(iv)       agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(v)        Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.
                     For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule
                     13k-1(b)(1) of the Securities Exchange Act.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent unauthorized access.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(2)(vii)      Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.
                     These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                      Investor Remittances and Reporting
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(i)        Reports to investors, including those to be filed with the
                     Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                     investors' or the trustee's records as to the total unpaid principal balance and number of credit card accounts serviced by the Servicer.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(3)(ii)       Amounts due to investors are allocated and remitted in accordance              |X|
                     with timeframes, distribution priority and other terms set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Disbursements made to an investor are posted within two business
                     days to the Servicer's investor records, or such other number of               |X|
1122(d)(3)(iii)      days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Amounts remitted to investors per the investor reports agree with
                     cancelled checks, or other form of payment, or custodial bank                  |X|
1122(d)(3)(iv)       statements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                                          Pool Asset Administration
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(i)        Collateral or security on credit card accounts is maintained as                |X|
                     required by the transaction agreements or related asset pool documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Account and related documents are safeguarded as required by the               |X|
1122(d)(4)(ii)       transaction agreements
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(iii)      Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(iv)       Payments on credit card accounts, including any payoffs, made in accordance with the related credit card accounts documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to
                     principal, interest or other items (e.g., escrow) in accordance with the related asset pool documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(v)        The Servicer's records regarding the accounts and the accounts agree with the Servicer's records with respect to an obligor's unpaid principal balance.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(vi)       Changes with respect to the terms or status of an obligor's account  (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(vii)      Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(viii)     Records documenting collection efforts are maintained during the period a Account is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction
                     agreements, and describe the entity's activities in monitoring delinquent Accounts including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(ix)       Adjustments to interest rates or rates of return for Accounts with variable rates are computed based on the related Account documents.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(x)        Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's Account documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable Account documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related Accounts, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xi)       Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xii)      Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction
1122(d)(4)(xiii)     agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
1122(d)(4)(xiv)       Delinquencies, charge-offs and uncollectible accounts are
                     recognized and recorded in accordance with the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------
                     Any external enhancement or other support, identified in Item
                     1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained
1122(d)(4)(xv)       as set forth in the transaction agreements.
-------------------- --------------------------------------------------------------------- ----------------------
-------------------- --------------------------------------------------------------------- ----------------------

-------------------- --------------------------------------------------------------------- ----------------------